UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

__________________________

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

(Amendment No.     )
__________________________

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HyreCar Inc.

(Name of Registrant as Specified In Its Charter)

_________________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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355 South Grand Avenue, Suite 1650
Los Angeles, CA 90071

NOTICE OF 2021 ANNUAL MEETING OF STOCKHOLDERS

To Be Held on June 23, 2021

Dear Stockholder:

We are pleased to invite you to attend the 2021 annual meeting of stockholders (the “Annual Meeting”) of HyreCar Inc. (“HyreCar” or the “Company”), which will be held on June 23, 2021 at 10:00 a.m. Pacific Time. Due to the public health impact of the coronavirus outbreak (COVID-19) and to support the health and well-being of our employees and stockholders, the Annual Meeting will be held in a virtual meeting format at: www.virtualshareholdermeeting.com/HYRE2021

In addition to voting by submitting your proxy prior to the Annual Meeting, you also will be able to vote your shares electronically during the Annual Meeting. Further details regarding the virtual meeting are included in the accompanying proxy statement. At the Annual Meeting, the holders of our outstanding common stock will act on the following matters:

1.      To elect two (2) Class III members to our board of directors;

2.      To approve the adoption of the HyreCar Inc. 2021 Equity Compensation Plan;

3.      To ratify the appointment of dbbmckennon as our independent registered public accounting firm for our fiscal year ending December 31, 2021; and

4.      To transact such other matters as may properly come before the Annual Meeting and any adjournment or postponement thereof.

Our Board has fixed April 26, 2021 as the record date for the determination of stockholders entitled to notice of, and to vote at, the annual meeting and at any adjournment or postponement of the meeting.

All stockholders are cordially invited to attend the Annual Meeting. Whether or not you expect to attend the Annual Meeting, we hope you will vote as soon as possible. Information about voting methods is set forth in the accompanying Proxy Statement.

IF YOU PLAN TO ATTEND:

To be admitted to the Annual Meeting at: www.virtualshareholdermeeting.com/hyre2021 you must have your control number available and follow the instructions found on your proxy card or voting instruction form. You may vote during the Annual Meeting by following the instructions available on the meeting website during the meeting. Please allow sufficient time before the Annual Meeting to complete the online check-in process. Your vote is very important.

BY ORDER OF THE BOARD OF DIRECTORS
/s/ Grace Mellis
Grace Mellis Chairman of the Board of Directors
April 30, 2021

Whether or not you expect to participate in the Annual Meeting webcast, we urge you to vote your shares via proxy at your earliest convenience. This will ensure the presence of a quorum at the Annual Meeting. Promptly voting your shares will save HyreCar the expenses and extra work of additional solicitation. Submitting your proxy now will not prevent you from voting your shares at the Annual Meeting if you desire to do so, as your proxy is revocable at your option. Your vote is important, so please act today!

355 South Grand Avenue, Suite 1650
Los Angeles, CA 90071

PROXY STATEMENT FOR THE
2021 ANNUAL MEETING OF STOCKHOLDERS

To be held on June 23, 2021

The Board of Directors (the “Board” or “Board of Directors”) of HyreCar Inc. (“HyreCar” or the “Company”) is soliciting your proxy to vote at the 2021 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on June 23, 2021, at 10:00 a.m. Pacific Time, in a virtual format online by accessing: www.virtualshareholdermeeting.com/HYRE2021 and at any adjournment thereof.

This proxy statement contains information relating to the Annual Meeting. This year’s annual meeting of shareholders will be held as a virtual meeting. Shareholders attending the virtual meeting will be afforded the same rights and opportunities to participate as they would at an in-person meeting. You will be able to attend and participate in the annual meeting online via a live webcast by visiting: www.virtualshareholdermeeting.com/HYRE2021. In addition to voting by submitting your proxy prior to the Annual Meeting, you also will be able to vote your shares electronically during the Annual Meeting.

INTERNET AVAILABILITY OF PROXY MATERIALS

As permitted by Securities and Exchange Commission (“SEC”) rules, we are making this proxy statement and our annual report available to our stockholders primarily via the Internet, rather than mailing printed copies of these materials to each shareholder. We believe that this process will expedite shareholders’ receipt of the proxy materials, lower the costs of the annual meeting and help to conserve natural resources. On or about April 30, 2021, we intend to begin mailing to each stockholder a Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access and review the proxy materials, including our proxy statement and our annual report, on the Internet and how to access an electronic proxy card to vote on the Internet or by telephone. The Notice also contains instructions on how to receive a paper copy of the proxy materials. If you receive the Notice by mail, you will not receive a printed copy of the proxy materials unless you request one. If you receive the Notice by mail and would like to receive a printed copy of our proxy materials, please follow the instructions included in the Notice. Only stockholders who owned our common stock on April 26, 2021 are entitled to vote at the Annual Meeting.

Important Notice Regarding the Availability of Proxy Materials
for the Annual Meeting of Shareholders to be Held on June 23, 2021:

The Notice of Meeting, Proxy Statement, a copy of the 2021 Equity Incentive Plan, and 2020 Annual Report
on Form 10-K are available at:
www.proxyvote.com

QUESTIONS AND ANSWERS ABOUT THIS PROXY STATEMENT AND VOTING

What is a proxy?

A proxy is the legal designation of another person to vote the stock you own. That other person is called a proxy. If you designate someone as your proxy in a written document, that document is also called a proxy or a proxy card. By completing a proxy card, as more fully described herein, you are designating Joseph Furnari and Scott Brogi, our Chief Executive Officer and Chief Financial Officer, respectively, as your proxies for the Annual Meeting and you are authorizing Messrs. Furnari and Brogi to vote your shares at the Annual Meeting as you have instructed them on the proxy card. This way, your shares will be voted whether or not you attend the Annual Meeting. Even if you plan to attend the Annual Meeting virtually, we urge you to vote in one of the ways described below so that your vote will be counted even if you are unable or decide not to attend the Annual Meeting.

What is a proxy statement?

A proxy statement is a document that we are required by regulations of the Securities and Exchange Commission, or “SEC,” to give you when we ask you to sign a proxy card designating Messrs. Furnari and Brogi as proxies to vote on your behalf.

Why did you send me this proxy statement?

We sent you this proxy statement and the enclosed proxy card because our Board is soliciting your proxy to vote at the 2021 Annual Meeting of stockholders. This proxy statement summarizes information related to your vote at the Annual Meeting. All stockholders who find it convenient to do so are cordially invited to attend the Annual Meeting webcast. However, you do not need to attend the meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card or vote over the Internet.

On or about April 30, 2021, we intend to begin mailing to each stockholder a Notice of Internet Availability of Proxy Materials containing instructions on how to access and review the proxy materials, including our proxy statement and our annual report, on the Internet and how to access an electronic proxy card to vote on the Internet. Only stockholders who owned our common stock on April 26, 2021 are entitled to vote at the Annual Meeting.

What Does it Mean if I Receive More than one set of proxy materials?

If you receive more than one set of proxy materials, your shares may be registered in more than one name or in different accounts. Please complete, sign, and return each proxy card to ensure that all of your shares are voted.

How do I attend the Annual Meeting?

The Annual Meeting will be held on June 23, 2021, at 10:00 a.m. Pacific Time in a virtual format online by accessing: www.virtualshareholdermeeting.com/HYRE2021. Information on how to vote in person at the Annual Meeting is discussed below.

Who is Entitled to Vote?

The Board has fixed the close of business on April 26, 2021 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof. On the Record Date, there were 20,367,445 shares of common stock outstanding. Each share of common stock represents one vote that may be voted on each proposal that may come before the Annual Meeting.

What is the Difference Between Holding Shares as a Record Holder and as a Beneficial Owner (Holding Shares in Street Name)?

If your shares are registered in your name with our transfer agent, VStock Transfer, LLC, you are the “record holder” of those shares. If you are a record holder, these proxy materials have been provided directly to you by the Company.

If your shares are held in a stock brokerage account, a bank or other holder of record, you are considered the “beneficial owner” of those shares held in “street name.” If your shares are held in street name, the Notice has been forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As the beneficial owner, you have the right to instruct this organization on how to vote your shares.

Who May Attend the Annual Meeting?

Only record holders and beneficial owners who held shares of our common stock on the Record Date, or their duly authorized proxies, may attend the Annual Meeting. If your shares of common stock are held in street name, you will need to provide a copy of a brokerage statement or other documentation reflecting your stock ownership as of the Record Date.

What am I Voting on?

There are three matters scheduled for a vote:

1.      To elect two (2) Class III members to our Board of Directors;

2.      To approve the adoption of the HyreCar Inc. 2021 Equity Compensation Plan; and

2.      To ratify the appointment of dbbmckennon as our independent registered public accounting firm for our fiscal year ending December 31, 2021.

What if another matter is properly brought before the Annual Meeting?

The Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote on those matters in accordance with their best judgment.

How Do I Vote?

MAIL	INTERNET	PHONE	ONLINE AT THE MEETING
Mailing your signed proxy card or voter instruction card.	Using the Internet at www.proxyvote.com	1-800-690-6903	You can vote at the meeting at: www.virtualshareholdermeeting.com/hyre2021

Stockholders of Record

If you are a registered shareholder, you may vote by mail, Internet, phone, or fax by following the instructions in the Notice. You also may submit your proxy by mail by following the instructions included with your proxy card. The deadline for submitting your proxy by Internet is 11:59 p.m. Eastern Time on June 22, 2021. Our Board’s designated proxies, Messrs. Furnari and Brogi, will vote your shares according to your instructions. If you attend the live webcast of the annual meeting you also will be able to vote your shares electronically at the meeting up until the time the polls are closed.

Beneficial Owners of Shares Held in Street Name

If you are a street name holder, your broker or nominee firm is the legal, registered owner of the shares, and it may provide you with the Notice. Follow the instructions on the Notice to access our proxy materials and vote or to request a paper or email copy of our proxy materials. The materials include a voting instruction card so that you can instruct your broker or nominee how to vote your shares. Please check the Notice or voting instruction card or contact your broker or other nominee to determine whether you will be able to deliver your voting instructions by Internet in advance of the meeting and whether, if you attend the live webcast of the Annual Meeting, you will be able to vote your shares electronically at the meeting up until the time the polls are closed.

All shares entitled to vote and represented by a properly completed and executed proxy received before the Annual Meeting and not revoked will be voted at the Annual Meeting as instructed in a proxy delivered before the Annual Meeting. We provide Internet proxy voting to allow you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your Internet access, such as usage charges from Internet access providers and telephone companies.

How Many Votes do I Have?

On each matter to be voted upon, you have one vote for each share of common stock you own as of the close of business on the Record Date.

Is My Vote Confidential?

Yes, your vote is confidential. Only the inspector of elections, individuals who help with processing and counting your votes and persons who need access for legal reasons will have access to your vote. This information will not be disclosed, except as required by law.

What Constitutes a Quorum?

To carry on business at the Annual Meeting, we must have a quorum. A quorum is present when a majority of the shares entitled to vote, as of the Record Date, are represented in person or by proxy. Thus, 10,183,723 shares must be represented in person or by proxy to have a quorum at the Annual Meeting. Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the Annual Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. Shares owned by us are not considered outstanding or considered to be present at the Annual Meeting. If there is not a quorum at the Annual Meeting, either the chairperson of the Annual Meeting or our stockholders entitled to vote at the Annual Meeting may adjourn the Annual Meeting.

How Will my Shares be Voted if I Give No Specific Instruction?

We must vote your shares as you have instructed. If there is a matter on which a stockholder of record has given no specific instruction but has authorized us generally to vote the shares, they will be voted as follows:

1.      “For” the election of two (2) Class III members of our board of directors;

2.      “For” approval of the adoption of the HyreCar Inc. 2021 Equity Compensation Plan; and

3.      “For” the ratification of the appointment of dbbmckennon as our independent registered public accounting firm for our fiscal year ending December 31, 2021.

If other matters properly come before the Annual Meeting and you do not provide specific voting instructions, your shares will be voted at the discretion of Messrs. Furnari and Brogi, the Board’s designated proxies.

If your shares are held in street name, see “What is a Broker Non-Vote?” below regarding the ability of banks, brokers and other such holders of record to vote the uninstructed shares of their customers or other beneficial owners in their discretion.

How are Votes Counted?

Votes will be counted by the inspector of election appointed for the Annual Meeting, who will separately count, for the election of directors, “For,” “Withhold” and broker non-votes; and, with respect to the other proposals, votes “For” and “Against,” abstentions and broker non-votes. Broker non-votes will not be included in the tabulation of the voting results of any of the proposals and, therefore, will have no effect on such proposals.

What is a Broker Non-Vote?

A “broker non-vote” occurs when shares held by a broker in “street name” for a beneficial owner are not voted with respect to a proposal because (1) the broker has not received voting instructions from the stockholder who beneficially owns the shares and (2) the broker lacks the authority to vote the shares at their discretion.

Under current New York Stock Exchange (“NYSE”) rules and interpretations that govern broker non-votes: (i) Proposal No. 1 for the election of directors is considered a non-discretionary matter, and a broker will lack the authority to vote uninstructed shares at their discretion on such proposal; (ii) Proposal No. 2 for approval of the adoption of the 2021 Equity Compensation Plan is considered a non-discretionary matter, and a broker will lack the authority to vote uninstructed shares at their discretion on such proposal; and (iii) Proposal No. 3 for the ratification of the appointment of dbbmckennon as our independent registered public accounting firm for our fiscal year ending December 31, 2021 is considered a discretionary matter, and a broker will be permitted to exercise its discretion to vote uninstructed shares on the proposal. Because NYSE Rule 452 applies to all brokers that are members of the NYSE, this prohibition applies to the Annual Meeting even though our common stock is listed on the Nasdaq Capital Market.

How many votes are required to approve each proposal?

The table below summarizes the proposals that will be voted on, the vote required to approve each item and how votes are counted:

Proposal	Votes Required	Voting Options
Proposal No. 1: Election of Class III Directors	The plurality of the votes cast. This means that the one nominee receiving the highest number of affirmative “FOR” votes will be elected as Class III directors.	“FOR” “WITHHOLD”
Proposal No. 2: Approval of the 2021 Equity Compensation Plan

The affirmative vote of the holders of a majority in voting power of the votes cast affirmatively or negatively (excluding broker non-votes and abstentions) at the Annual Meeting by the holders entitled to vote thereon.

“FOR” “AGAINST” “ABSTAIN”
Proposal No. 3: Ratification of Appointment of Independent Registered Public Accounting Firm	The affirmative vote of the holders of a majority in voting power of the votes cast affirmatively or negatively (excluding abstentions) at the Annual Meeting by the holders entitled to vote thereon.	“FOR” “AGAINST” “ABSTAIN”

What is an Abstention?

An abstention is a stockholder’s affirmative choice to decline to vote on a proposal. Under Delaware law, abstentions are counted as shares present and entitled to vote at the Annual Meeting. Generally, unless provided otherwise by applicable law, our Amended and Restated Bylaws provide that an action of our stockholders (other than the election of directors) is approved if a majority of the number of shares of stock entitled to vote thereon and present (either in person or by proxy) vote in favor of such action. Therefore, votes that are “WITHHELD” will have the same effect as an abstention and will not count as a vote “FOR” or “AGAINST” a director, because directors are elected by plurality voting. Additionally, abstentions will have the effect as a vote “AGAINST” Proposal No. 2 and Proposal No. 3.

What Are the Voting Procedures?

In voting by proxy with regard to the election of directors, you may vote in favor of all nominees, withhold your votes as to all nominees, or withhold your votes as to specific nominees. With regard to other proposals, you may vote in favor of or against the proposal, or you may abstain from voting on the proposal. You should specify your respective choices on the accompanying proxy card or your vote instruction form.

Is My Proxy Revocable?

If you are a registered stockholder, you may revoke or change your vote at any time before the proxy is voted by filing with our Corporate Secretary, at 355 South Grand Avenue, Suite 1650, Los Angeles, CA 90071, either a written notice of revocation or a duly executed proxy bearing a later date. If you attend the live webcast of the Annual Meeting you may revoke your proxy or change your proxy vote by voting electronically at the meeting. Your attendance at the Annual Meeting will not by itself revoke a previously granted proxy.

If your shares are held in street name or you hold shares through a retirement or savings plan or other similar plan, please check your voting instruction card or contact your broker, nominee, trustee or administrator to determine whether you will be able to revoke or change your vote.

Who is Paying for the Expenses Involved in Preparing this Proxy Statement?

All of the expenses involved in preparing and assembling these proxy materials and mailing the Notice (and any paper materials, if requested) and all costs of soliciting proxies will be paid by us. In addition to the solicitation by mail, proxies may be solicited by our officers and other employees by telephone or in person. Such persons will receive no compensation for their services other than their regular salaries. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of the shares held of record by such persons, and we may reimburse such persons for reasonable out of pocket expenses incurred by them in forwarding solicitation materials.

Do I Have Dissenters’ Rights of Appraisal?

HyreCar stockholders do not have appraisal rights under Delaware law or under HyreCar’s governing documents with respect to the matters to be voted upon at the Annual Meeting.

How can I Find out the Results of the Voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. In addition, final voting results will be disclosed in a Current Report on Form 8-K that we expect to file with the SEC within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Current Report on Form 8-K with the SEC within four business days after the Annual Meeting, we intend to file a Current Report on Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Current Report on Form 8-K to publish the final results.

When are Stockholder Proposals Due for the 2022 Annual Meeting?

Stockholders who intend to have a proposal considered for inclusion in our proxy materials for presentation at our 2021 Annual Meeting of Stockholders (the “2022 Annual Meeting”) must submit the proposal to us at our corporate headquarters no later than December 31, 2021, which proposal must be made in accordance with the provisions of Rule 14a-8 of the Exchange Act. Pursuant to our Amended and Restated Bylaws, nothing in the procedure described in the sentence above shall be deemed to affect the rights of stockholders to request inclusion of proposals in our proxy statement pursuant to Rule l4a-8 under the Exchange Act.

Stockholders who intend to present a proposal at our 2022 Annual Meeting of Stockholders without inclusion of the proposal in our proxy materials are required to provide notice of such proposal to our Corporate Secretary so that such notice is received by our Corporate Secretary at our principal executive offices on or after February 23, 2022 but no later than March 25, 2022. We reserve the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

Excluding Proposal 1 (Election of Directors), Do the Company’s Executive Officers and Directors have an Interest in Any of the Matters to Be Acted Upon at the Annual Meeting?

Members of the Board and executive officers of HyreCar do not have any substantial interest, direct or indirect, in Proposal No. 2, the approval of the 2021 Equity Incentive Plan or Proposal No. 3, the ratification of the appointment of our independent registered public accounting firm.

PROPOSAL No. 1

ELECTION OF DIRECTORS

HyreCar’s Amended and Restated Bylaws currently specify that the number of directors shall consist of at least one member, the exact number of which shall be determined from time to time by resolution of the Board of Directors. The Board of Directors currently has five (5) members. In accordance with the Company’s Amended and Restated Certificate of Incorporation, the directors are divided into three (3) classes and are elected for staggered terms of three years each, with a term of office of one of the three classes of directors expiring at the annual meeting of the Company’s stockholders each year. At the Annual Meeting, stockholders will elect two (2) members to the Board, who will serve as a Class III directors, to hold office until the 2024 Annual Meeting of Stockholders. The Board, based on the recommendation of the Nominating and Corporate Governance Committee, has nominated Grace Mellis and Brooke Skinner Ricketts for election as Class III directors for a term of office of three (3) years. Each of Ms. Mellis and Ms. Skinner Ricketts have consented to being named as a nominee for director of HyreCar and have agreed to serve if elected.

The term of our Class I director, Michael Root, will expire at the Annual Meeting of Stockholders in 2022. The terms of our Class II directors, Joseph Furnari and Jayaprakash Vijayan, will expire at the Annual Meeting of Stockholders in 2023. Each director will hold office for the term to which he or she is elected, or until his or her successor is duly elected and qualifies or until the director’s earlier resignation or removal.

It is the intention of the Board’s proxy agents, Messrs. Furnari and Brogi, unless otherwise directed, to vote such proxies for the election of the Board’s Class III nominees. Should any of such nominees be unable to accept the office of director, an eventuality which is not anticipated, proxies may be voted with discretionary authority for a substitute nominee or nominees designated by the Board.

Directors are elected by a plurality of votes cast by stockholders. In the event the nominee is unable or unwilling to serve as director at the time of the Annual Meeting, the proxies will be voted for any substitute nominee designated by the present Board or the proxy holders to fill such vacancy or the size of the Board will be reduced in accordance with our Amended and Restated Bylaws and Amended and Restated Certificate of Incorporation. The Board has no reason to believe that the persons named below will be unable or unwilling to serve as a Class III director if elected.

Assuming a quorum is present, the nominees receiving the highest number of affirmative votes of shares entitled to be voted for such positions will be elected as Class III directors of the Company. Unless marked otherwise, proxies received will be voted “FOR” the election of the nominees named below. In the event that additional persons are nominated for election as Class III directors, the proxy holders intend to vote all proxies received by them in such a manner as will ensure the election of the nominees listed below, and, in such event, the specific nominees to be voted for will be determined by the proxy holders.

Information with Respect to Class III Director Nominees

Listed below are the persons nominated by our Board for the position of Class III Directors to hold office until their respective successors are elected and qualified, and their respective ages as of April 26, 2021.

Name	Age	Position
Grace Mellis	49	Director
Brooke Skinner Ricketts	40	Director

Grace Mellis — Chairman of the Board of Directors

Grace Mellis has an extensive financial services and management background and has served as a member of our Board since January 2018. Grace is the founder and director of IGA Capital since August 2016, which provides finance and management advisory services. From November 2013 to July 2016, Ms. Mellis served in various roles at Greendot Corporation including SVP Corporate Finance and Business Intelligence and Chief Financial Officer. Prior to that, Ms. Mellis was a Managing Director at JP Morgan where from November 2004 to November 2013 she served in a number of roles, including Chief Financial Officer in their Corporate and Investment Bank covering Investor Services and Treasury and Securities Services Businesses and Head of International Strategy and Business

Development. Ms. Mellis holds both a Bachelor’s degree and Masters of Business Administration from Harvard University. We believe Ms. Mellis is qualified to serve on our Board due to her extensive background in finance and business management.

Brooke Skinner Ricketts — Director

Brooke Skinner Ricketts has served as a member of our Board since July 2018. Ms. Skinner Ricketts brings nearly two decades of relevant marketing and automotive industry expertise to HyreCar, and currently serves as Chief Experience Officer, leading marketing, product, and design for Cars.com, where she has been an executive leader since 2016. Prior to Cars.com, Ms. Skinner Ricketts served as vice president of brand and design of Avant, an online fintech platform that provides credit alternatives consumers from 2016 to 2017. Before Avant, Ms. Skinner Ricketts was head of brand strategy at Twitter, responsible for revenue-driving creative ideas for Fortune 200 clients. Prior to that, Ms. Skinner Ricketts worked at leading advertising agency Foote Cone & Belding before becoming the head of Brand Strategy at Digitas in Chicago and San Francisco. Ms. Skinner Ricketts has a BA from Bard College. We believe Ms. Skinner Ricketts is qualified to serve on our Board because of her extensive industry and business experience.

Director Independence

The Board periodically reviews relationships that directors have with our company to determine whether the directors are independent. Directors are considered “independent” as long as they do not accept any consulting, advisory or other compensatory fee (other than director fees) from us, are not an affiliated person of our company or our subsidiaries (e.g., an officer or a greater than 10% stockholder) and are independent within the meaning of applicable United States laws, regulations and the Nasdaq Capital Market listing rules. In this latter regard, the Board uses the Nasdaq Marketplace Rules (specifically, Section 5605(a)(2) of such rules) as a benchmark for determining which, if any, of our directors are independent, solely in order to comply with applicable SEC disclosure rules.

Based on the above, the Board considers Grace Mellis, our Chairman, Brooke Skinner Ricketts, Michael Root, and Jayaprakash Vijayan to be “independent” members of our Board.

Information Regarding the Board of Directors and Corporate Governance

Classified Board of Directors

In accordance with the terms of our amended and restated certificate of incorporation and our amended and restated, our Board is divided into three classes. The members of each class serve for a staggered, three-year term. Upon the expiration of the term of a class of directors, directors in that class will be elected for three-year terms at the annual meeting of stockholders in the year in which their term expires. The classes are composed as follows:

•        Michael Root is a Class I director, whose term will expire at the annual meeting of stockholders to be held in 2022;

•        Joseph Furnari and Jayaprakash Vijayan are Class II directors, whose term will expire at the annual meeting of stockholders to be held in 2023; and

•        Grace Mellis and Brooke Skinner Ricketts are Class III directors, whose term will expire at the Annual Meeting.

Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will continue to be apportioned as nearly equal in number as possible. This classification of our Board may have the effect of delaying or preventing changes in control of our Company.

When considering whether directors have the experience, qualifications, attributes and skills to enable the Board to satisfy its oversight responsibilities effectively in light of our business and structure, the Board focuses primarily on the information discussed in each of the directors’ individual biographies as set forth in this proxy statement.

Board Responsibilities and Structure

The Board oversees, counsels and directs management in the long-term interest of HyreCar and its stockholders. The Board’s responsibilities include establishing broad corporate policies and reviewing the overall performance of HyreCar. The Board is not, however, involved in the operating details on a day-to-day basis.

Board Committees and Charters

The following table identifies our independent and non-independent Board and Committee members in accordance with NASDAQ Listing Rule 5605(a)(2):

Name	Independent	Audit	Compensation	Corporate Governance/ Nominating
Joseph Furnari
Grace Mellis	X	X*	X*	X*
Michael Root	X		X
Brooke Skinner Ricketts	X	X	X	X
Jayaprakash Vijayan	X	X

____________

*        Chairman of the committee

Meetings of the Board of Directors and Committees

During the fiscal year ended December 31, 2020, the Board held a total of four meetings and acted by unanimous written consent eight times, the Audit Committee held a total of four meetings and did not take any action by unanimous written consent, the Compensation Committee held a total of three meetings and acted by unanimous written consent one time, and the Corporate Governance/Nominating Committee held a total of one meeting and did not take any action unanimous written consent. None of our incumbent directors attended fewer than 75% of the total number of meetings held by the Board and the committees on which the director served during fiscal year 2020.

Policy Regarding Attendance at Annual Meetings of Stockholders

The Company does not have a policy with regard to Board members’ attendance at annual meetings of stockholders.

Leadership Structure and Risk Oversight

As Chairman, Ms. Mellis serves as the primary liaison between the CEO and the independent directors and provides strategic input and counselling to the CEO. With input from other members of the Board, committee chairs and management, she presides over meetings of the Board. Ms. Mellis has developed an extensive knowledge of our Company, its challenges and opportunities and has a productive working relationship with our senior management team.

The Board, as a unified body and through committee participation, organizes the execution of its monitoring and oversight roles and does not expect the Chairman to organize those functions.

The Board has three standing committees: Audit, Compensation, and Corporate Governance/Nominating. The membership of each of the committees of the Board is comprised of independent directors, with each of the committees having a separate chairman, each of whom is an independent director.

Risk is inherent with every business, and how well a business manages risk can ultimately determine its success. Management is responsible for the day-to-day management of the risks we face, while the Board, as a whole and through its committees, has responsibility for the oversight of risk management. In its risk oversight role, the Board has responsibility for satisfying itself that the risk management processes designed and implemented by management are adequate and functioning as designed.

The Board believes that establishing the right “tone at the top” and that full and open communication between executive management and the Board are essential for effective risk management and oversight. Our CEO communicates frequently with members of the Board to discuss strategy and challenges facing our Company. Senior management usually attends our regular quarterly Board meetings and is available to address any questions or concerns raised by the Board on risk management-related and any other matters. Each quarter, the Board receives presentations from senior management on matters involving our key areas of operations.

Board Committees

Our Board has established an audit committee, a compensation committee, and a nominating and corporate governance committee, each of which operate pursuant to a charter adopted by our Board. Copies of each charter are posted on the corporate governance section of our website at www.hyrecar.com. Each committee has the composition and responsibilities described below. Our Board may establish other committees from time to time.

Nasdaq permits a phase-in period of up to one year for an issuer registering securities in an initial public offering to meet the audit committee, compensation committee, and nominating and corporate governance committee independence requirements. All members of each committee must satisfy the heightened independence requirements within one year from the effectiveness of our Registration Statement on Form S-1 for our initial public offering.

Audit Committee

Grace Mellis, Brooke Skinner Ricketts, and Jayaprakash Vijayan serve on the audit committee, which is chaired by Ms. Mellis. Our Board has determined that Ms. Mellis, Ms. Skinner Ricketts, and Mr. Vijayan are “independent” for audit committee purposes as that term is defined in the rules of the SEC and the applicable Nasdaq rules, and each member has sufficient knowledge in financial and auditing matters to serve on the audit committee. Our Board has designated Ms. Mellis as an “audit committee financial expert,” as defined under the applicable rules of the SEC.

The audit committee’s responsibilities include:

•        appointing, approving the compensation of, and assessing the independence of our independent registered public accounting firm;

•        pre-approving auditing and permissible non-audit services, and the terms of such services, to be provided by our independent registered public accounting firm;

•        reviewing the overall audit plan with our independent registered public accounting firm and members of management responsible for preparing our financial statements;

•        reviewing and discussing with management and our independent registered public accounting firm our annual and quarterly financial statements and related disclosures as well as critical accounting policies and practices used by us;

•        coordinating the oversight and reviewing the adequacy of our internal control over financial reporting;

•        establishing policies and procedures for the receipt and retention of accounting-related complaints and concerns;

•        recommending based upon the audit committee’s review and discussions with management and our independent registered public accounting firm whether our audited financial statements shall be included in our Annual Report on Form 10-K;

•        monitoring the integrity of our financial statements and our compliance with legal and regulatory requirements as they relate to our financial statements and accounting matters;

•        preparing the audit committee report required by SEC rules to be included in our annual proxy statement;

•        reviewing all related person transactions for potential conflict of interest situations and approving all such transactions; and

•        reviewing quarterly earnings releases.

Compensation Committee

Grace Mellis, Michael Root and Brooke Skinner Ricketts serve on the compensation committee, which is chaired by Ms. Mellis. Our Board has determined that both Ms. Mellis, Mr. Root and Ms. Skinner Ricketts are “independent” as defined in the applicable Nasdaq rules.

The compensation committee’s responsibilities include:

•        annually reviewing and approving corporate goals and objectives relevant to the compensation of our chief executive officer;

•        evaluating the performance of our chief executive officer in light of such corporate goals and objectives and determining the compensation of our chief executive officer;

•        reviewing and approving the compensation of our other executive officers;

•        reviewing and establishing our overall management compensation, philosophy and policy;

•        overseeing and administering our compensation and similar plans;

•        evaluating and assessing potential and current compensation advisors in accordance with the independence standards identified in the applicable Nasdaq rules;

•        retaining and approving the compensation of any compensation advisors;

•        reviewing and making recommendations to our Board about our policies and procedures for the grant of equity-based awards;

•        evaluating and making recommendations to the Board about director compensation;

•        preparing the compensation committee report required by SEC rules, if and when required, to be included in our annual proxy statement; and

•        reviewing and approving the retention or termination of any consulting firm or outside advisor to assist in the evaluation of compensation matters.

Corporate Governance/Nominating Committee

Grace Mellis and Brooke Skinner Ricketts serve on the nominating and corporate governance committee, which is chaired by Ms. Mellis. Our Board has determined that both Ms. Mellis and Ms. Skinner Ricketts are “independent” as defined in the applicable Nasdaq rules.

The nominating and corporate governance committee’s responsibilities include:

•        developing and recommending to the Board criteria for board and committee membership;

•        establishing procedures for identifying and evaluating board of director candidates, including nominees recommended by stockholders;

•        reviewing the size and composition of the Board to ensure that it is composed of members containing the appropriate skills and expertise to advise us;

•        identifying individuals qualified to become members of the Board;

•        recommending to the Board the persons to be nominated for election as directors and to each of the board’s committees;

•        developing and recommending to the Board a code of business conduct and ethics and a set of corporate governance guidelines; and

•        overseeing the evaluation of our Board and management.

Code of Business Conduct and Ethics

We have adopted a written code of business conduct and ethics that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of our code of business conduct and ethics can be found on our website at www.hyrecar.com. A copy of our code of business conduct and ethics may be obtained without charge upon written request to Secretary, HyreCar Inc., 355 South Grand Avenue, Suite 1650, Los Angeles, CA 90071. If we make any substantive amendments to our code of business conduct and ethics or grant any waiver from a provision of the code of business conduct and ethics to any executive officer or director, we will promptly disclose the nature of the amendment or waiver on our website (www.hyrecar.com) and/or in our public filings with the SEC.

Stockholder Communications

Although we do not have a formal policy regarding communications with the Board, stockholders may communicate with the Board by writing to HyreCar Inc., 355 S. Grand Avenue, Suite 1650, Los Angeles, CA 90071, Attention: Mr. Joseph Furnari. Stockholders who would like their submission directed to a member of the Board may so specify, and the communication will be forwarded, as appropriate.

Vote Required

The election of our nominees requires the affirmative vote by a plurality of the voting power of the shares present and entitled to vote on the election of directors at the Annual Meeting at which a quorum is present.

THE HYRECAR BOARD RECOMMENDS THAT YOU VOTE “FOR” THE CLASS III DIRECTOR NOMINEES TO THE BOARD SET FORTH IN THIS PROPOSAL No. 1.

PROPOSAL No. 2

APPROVAL OF THE 2021 EQUITY INCENTIVE COMPENSATION PLAN

Introduction

Effective April 21, 2021 the HyreCar Inc. 2021 Equity Incentive Plan (the “2021 Plan”) was adopted and approved by the Board of Directors of the Company. The 2021 Plan is being presented for stockholder approval as required by the rules of the Nasdaq Stock Market and to permit the Company to award options that are treated as incentive stock options under Internal Revenue Code Section 422. A copy of the 2021 Plan is attached to this Proxy Statement as Appendix A, and the following summary of the principal features of the 2021 Plan is qualified in its entirety by reference to, and should be read in conjunction with, the 2021 Plan.

The Company has two additional equity compensation plans in place 2016 Equity Incentive Plan and the 2018 Equity Incentive Plan. The Board believes that granting stock options, restricted stock and stock awards to employees, directors, consultants, and advisors is a critical component of the Company’s compensation structure and is necessary to attract and retain the services of qualified people who contribute and are expected to contribute to our success. The purposes of the 2021 Plan are to provide those individuals who are selected for participation with added incentive to continue in the long-term service of our company and to create in such persons a more direct interest in the future success of our operations.

Our compensation program is intended, among other things, to align the interests of our directors, employees, and consultants with the interests of our stockholders, and the compensation program is designed to reward performance that supports our principle of building long-term stockholder value. As part of this compensation program, we currently grant equity award pursuant to the 2018 Plan. As of April 26, 2021, the Board does not believe there is a sufficient number of shares under the 2018 Plan to provide the Company sufficient flexibility to grant future awards. The Company no longer utilizes the 2016 Plan for grants to employees, directors and other service providers.

Summary of the 2021 Plan

Purpose.    The purpose of the 2021 Plan is to benefit and advance the interests of the Company and its subsidiaries and affiliates by making annual and long-term incentive compensation awards to certain employees and directors of the Company and its subsidiaries and affiliates as an additional incentive for them to make contributions to the Company’s financial success.

Administration.    The 2021 Plan is generally administered by the Company’s Compensation Committee (the “Committee”). The Committee is comprised entirely of independent directors. Subject to the terms of the 2021 Plan, the Committee may grant awards under the 2021 Plan; establish the terms and conditions of those awards; construe and interpret the 2021 Plan and any agreement or instrument entered into under the 2021 Plan; establish, amend or waive rules and regulations for the 2021 Plan’s administration; amend the terms and conditions of any outstanding award as provided in the 2021 Plan; and take all other actions it deems necessary for the proper operation or administration of the 2021 Plan. The Committee may delegate its authority under the 2021 Plan, subject to certain limitations.

Eligibility.    All officers, directors, employees, consultants, agents and independent contractors, and persons expected to become officers, directors, employees, consultants, agents and independent contractors of our Company or any of our subsidiaries are eligible to receive awards under the 2018 Equity Incentive Plan. The compensation committee of our board will determine the participants under the 2018 Equity Incentive Plan.

Authorized Number of Shares.    3,000,000 shares of common stock are currently available for awards granted under the 2021 Plan, subject to adjustment for stock splits and other similar changes in capitalization. The number of available shares will be reduced by the aggregate number of shares that become subject to outstanding awards granted under the 2021 Plan. As of the first day of each calendar year beginning on or after January 1, 2024, the number of shares available for all awards under the 2021 Plan will automatically increase by a number equal to the least of: (i) 300,000 shares, (ii) five percent (5%) of the number of shares that are issued and outstanding as of that date, or (iii) a lesser number of shares as determined by the compensation committee. To the extent that shares subject to an outstanding award granted under the 2021 Plan are not issued or delivered by reason of the expiration, termination, cancellation or forfeiture of such award or by reason of the settlement of an award in cash, then those shares will again be available under the 2021 Plan. In addition, any shares covered by an award that have been surrendered in connection with the payment of the award exercise or purchase price or in satisfaction of tax withholding obligations incident to the grant, exercise, vesting or settlement of an award will be deemed not to have been issued for purposes of determining the maximum number of shares which may be issued pursuant to all awards under the 2021 Plan.

Share Counting/Reacquired Shares.    For purposes of counting the number of shares available for the grant of awards under the 2021 Plan, shares of Company common stock delivered (whether by actual delivery, attestation, or net exercise) to the Company by a participant to (1) purchase shares of Company common stock upon the exercise of an award, or (2) satisfy tax withholding obligations (including shares retained from the award creating the tax obligation) are not added back to the number of shares available for future awards. In addition, shares of Company common stock repurchased by the Company in the open market using the proceeds from the exercise of an award are not be added back to the number of shares available for future awards. If any award under the 2021 Plan is terminated, surrendered, cancelled or forfeited, or if an award is settled in cash, the unused shares of Company common stock covered by such award are again available for grant under the 2021 Plan, subject, however, in the case of incentive stock options, to any limitations under the Internal Revenue Code.

Types of Awards.    The Committee may grant the following types of awards under the 2021 Plan: stock options, stock appreciation rights, restricted stock, stock awards, RSUs, performance shares, performance units and cash-based awards. Each type of award is subject to a maximum limit on the grant that may be made to any one participant in a fiscal year.

Stock options and stock appreciation rights.    The 2021 Plan provides for the grant of stock options and stock appreciation rights. Stock options may be either tax-qualified incentive stock options or non-qualified stock options. The compensation committee will determine the terms and conditions to the exercisability of each option and stock appreciation right.

The period for the exercise of a non-qualified stock option or stock appreciation right will be determined by the compensation committee provided that no option may be exercised later than ten years after its date of grant. The exercise price of a non-qualified stock option and the base price of a stock appreciation right will not be less than 100% of the fair market value of a share of our common stock on the date of grant, provided that the base price of a stock appreciation right granted in tandem with an option will be the exercise price of the related option. A stock appreciation right entitles the holder to receive upon exercise, subject to tax withholding in respect of an employee, shares of our common stock, which may be restricted stock, with a value equal to the difference between the fair market value of our common stock on the exercise date and the base price of the stock appreciation right.

Each incentive stock option will be exercisable for not more than 10 years after its date of grant, unless the optionee owns greater than 10% of the voting power of all shares of our capital stock, or a “ten percent holder”, in which case the option will be exercisable for not more than five years after its date of grant. The exercise price of an incentive stock option will not be less than the fair market value of a share of our common stock on its date of grant, unless the optionee is a ten percent holder, in which case the option exercise price will be the price required by the Internal Revenue Code of 1986, as amended, or the “Code”, currently 110% of fair market value.

Upon exercise, the option exercise price may be paid in cash, by the delivery of previously owned shares of our common stock, share withholding or through a cashless exercise arrangement, as permitted by the applicable award agreement. All of the terms relating to the exercise, cancellation or other disposition of an option or stock appreciation right upon a termination of employment, whether by reason of disability, retirement, death or any other reason, will be determined by the compensation committee.

The compensation committee, without stockholder approval, may (i) reduce the exercise price of any previously granted option or the base appreciation amount of any previously granted stock appreciation right, or (ii) cancel any previously granted option or stock appreciation right at a time when its exercise price or base appreciation amount (as applicable) exceeds the fair market value of the underlying shares, in exchange for another option, stock appreciation right or other award or for cash.

Stock awards.    The 2021 Plan provides for the grant of stock awards. The compensation committee may grant a stock award as a bonus stock award, a restricted stock award or a restricted stock unit award and, in the case of a restricted stock award or restricted stock unit award, the compensation committee may determine that such award will be subject to the attainment of performance measures over an established performance period. All of the terms relating to the satisfaction of performance measures and the termination of a restriction period, or the forfeiture and cancellation of a stock award upon a termination of employment, whether by reason of disability, retirement, death or any other reason, will be determined by the compensation committee.

The agreement awarding restricted stock units will specify whether such award may be settled in shares of our common stock, cash or a combination thereof and whether the holder will be entitled to receive dividend equivalents, on a current or deferred basis, with respect to such award. Prior to settlement of a restricted stock unit in shares of our common stock, the holder of a restricted stock unit will have no rights as our stockholder.

Unless otherwise set forth in a restricted stock award agreement, the holder of shares of restricted stock will have rights as our stockholder, including the right to vote and receive dividends with respect to the shares of restricted stock, except that distributions other than regular cash dividends and regular cash dividends with respect to shares of restricted stock subject to performance-based vesting conditions will be held by us and will be subject to the same restrictions as the restricted stock.

Performance unit awards.    The 2021 Plan provides for the grant of performance unit awards. Each performance unit is a right, contingent upon the attainment of performance measures within a specified performance period, to receive a specified cash amount, shares of our common stock or a combination thereof which may be restricted stock, having a fair market value equal to such cash amount. Prior to the settlement of a performance unit award in shares of our common stock, the holder of such award will have no rights as our stockholder with respect to such shares. Performance units will be non-transferable and subject to forfeiture if the specified performance measures are not attained during the specified performance period. All of the terms relating to the satisfaction of performance measures and the termination of a performance period, or the forfeiture and cancellation of a performance unit award upon a termination of employment, whether by reason of disability, retirement, death or any other reason, will be determined by the compensation committee.

Cash-based awards.    The 2021 Plan also provides for the grant of cash-based awards. Each cash-based award is an award denominated in cash that may be settled in cash and/or shares, which may be subject to restrictions, as established by the compensation committee.

Performance goals.    Under the 2021 Plan, the vesting or payment of performance-based awards will be subject to the satisfaction of certain performance goals. The performance goals applicable to a particular award will be determined by the compensation committee at the time of grant. The performance goals may be one or more of the following corporate-wide or subsidiary, division, operating unit or individual measures, stated in either absolute terms or relative terms.

Individual Limits.    With respect to non-employee directors, the maximum grant date fair value of shares that may be granted to an individual non-employee director during any fiscal year of the Company is $300,000. In connection with a non-employee director’s commencement of service with the Company, the per person limit set forth in the previous sentence will be $300,000.

Amendment or termination of the 2021 Plan.    The board may amend or terminate the 2021 Plan as it deems advisable, subject to any requirement of stockholder approval required by law, rule or regulation.

Change of control.    In the event of a change of control, our Board may, in its discretion, (1) provide that (A) some or all outstanding options and stock appreciation rights will immediately become exercisable in full or in part, (B) the restriction period applicable to some or all outstanding stock awards will lapse in full or in part, (C) the performance period applicable to some or all outstanding awards will lapse in full or in part, and (D) the performance measures applicable to some or all outstanding awards will be deemed to be satisfied at the target or any other level, (2) provide that some or all outstanding awards will terminate without consideration as of the date of the change of control, (3) require that shares of stock of the corporation resulting from such change of control, or a parent corporation thereof, be substituted for some or all of our shares subject to an outstanding award, and/or (4) require outstanding awards, in whole or in part, to be surrendered by the holder, and to be immediately canceled, and to provide for the holder to receive (A) a cash payment in an amount equal to (i) in the case of an option or stock appreciation right, the number of our shares then subject to the portion of such option or stock appreciation right surrendered, whether vested or unvested, multiplied by the excess, if any, of the fair market value of a share of our common stock as of the date of the change of control, over the purchase price or base price per share of our common stock subject to such option or stock appreciation right, (ii) in the case of a stock award, the number of shares of our common stock then subject to the portion of such award surrendered, whether vested or unvested, multiplied by the fair market value of a share of our common stock as of the date of the change of control, and (iii) in the case of a performance unit award, the value of the performance units then subject to the portion of such award surrendered; (B) shares of capital stock of the corporation resulting from such change of control, or a parent corporation thereof, having a fair market value not less than the amount determined under clause (A) above; or (C) a combination of the payment of cash pursuant to clause (A) above and the issuance of shares pursuant to clause (B) above.

Under the 2021 Plan, a change of control will occur upon: (i) a person’s or entity’s acquisition, other than from us, of beneficial ownership of 50% or more of either our then outstanding shares or the combined voting power of our then outstanding voting securities, but excluding certain acquisitions by the company, its subsidiaries or employee benefit plans, or by a corporation in which our stockholders hold a majority interest; (ii) a reorganization, merger or consolidation of the company if our stockholders do not thereafter beneficially own more than 50% of the outstanding shares or combined voting power of the resulting company, (iii) certain changes to the incumbent directors of our Company, or (iv) a complete liquidation or dissolution of the company or of the sale or other disposition of all or substantially all of our assets; but excluding, in any case, the initial public offering or any bona fide primary or secondary public offering following the occurrence of the initial public offering.

Transferability of Awards.    Except as otherwise provided in an award agreement, awards may not be sold, assigned, transferred, pledged or otherwise encumbered by the person to whom they are granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution. Except as otherwise provided in an award agreement, during the life of the participant, awards are exercisable only by the participant or such participant’s legal representative.

Provisions for Foreign Participants.    The Committee may modify awards granted to participants who are foreign nationals or employed outside the United States or establish subplans or procedures under the 2021 Plan to recognize differences in laws, rules, regulations or customs of such foreign jurisdictions with respect to tax, securities, currency, employee benefits or other matters.

Amendment and Termination.    The Committee may amend or terminate the 2021 Plan at any time, but no such amendment or termination may adversely affect in any material way the rights of a participant with respect to an outstanding award without that participant’s consent. No awards may be granted on or after 10 years from the date the 2021 Plan was adopted. Stockholder approval is required for certain amendments to the 2021 Plan.

Federal Income Tax Aspects of the 2021 Plan

This is a brief summary of the U.S. federal income tax aspects of awards that may be made under the 2021 Plan based on existing U.S. federal income tax laws as of the date of this Proxy Statement. This summary provides only the basic tax rules and is not intended as, and should not be relied upon, as tax guidance for participants in the 2021 Plan. It does not relate to the income tax circumstances of any individual participant or describe the implications, if any, of a number of special tax rules, including, without limitation, the alternative minimum tax, the golden parachute tax rules under Sections 280G and 4999 of the Internal Revenue Code, and foreign, state and local tax laws. In addition, this summary assumes that all awards are exempt from, or comply with, the rules under Section 409A of the Internal Revenue Code regarding nonqualified deferred compensation. Changes to the tax laws could alter the tax consequences described below.

Incentive Stock Options.    The grant of an incentive stock option will not be a taxable event for the participant or for the Company. A participant will not recognize taxable income upon exercise of an incentive stock option (except that the alternative minimum tax may apply), and any gain realized upon a disposition of common stock received pursuant to the exercise of an incentive stock option will be taxed as long-term capital gain if the participant holds the shares of common stock for at least two years after the date of grant and for one year after the date of exercise (the “holding period requirement”). The Company will not be entitled to any business expense deduction with respect to the exercise of an incentive stock option, except as discussed below. For the exercise of an option to qualify for the foregoing tax treatment, the participant generally must exercise the option while the participant is our employee or an employee of our subsidiary or, if the participant has terminated employment, no later than three months after the participant terminated employment.

If all of the foregoing requirements are met except the holding period requirement mentioned above, the participant will recognize ordinary income upon the disposition of the common stock in an amount generally equal to the excess of the fair market value of the common stock at the time the option was exercised over the option exercise price (but not in excess of the gain realized on the sale).

The balance of the realized gain, if any, will be capital gain. The Company will generally be allowed a business expense deduction when and to the extent the participant recognizes ordinary income, subject to the restrictions of Section 162(m) of the Internal Revenue Code.

Non-Qualified Options.    The grant of a non-qualified stock option will not be a taxable event for the participant or the Company. Upon exercising a non-qualified option, a participant will recognize ordinary income in an amount equal to the difference between the exercise price and the fair market value of the common stock on the date of exercise. Upon a subsequent sale or exchange of shares acquired pursuant to the exercise of a non-qualified option, the participant will have a taxable capital gain or loss, measured by the difference between the amount realized on the disposition and the tax basis of the shares of common stock (generally, the amount paid for the shares plus the amount treated as ordinary income at the time the option was exercised). Subject to the restrictions of Section 162(m) of the Internal Revenue Code, the Company will be entitled to a business expense deduction in the same amount and generally at the same time as the participant recognizes ordinary income.

Stock Appreciation Rights.    There are no immediate tax consequences of receiving an award of stock appreciation rights under the 2021 Plan. Upon exercising a stock appreciation right, a participant will recognize ordinary income in an amount equal to the difference between the exercise price and the fair market value of the common stock on the date of exercise. Subject to the restrictions of Section 162(m) of the Internal Revenue Code, the Company will be entitled to a business expense deduction in the same amount and generally at the same time as the participant recognizes ordinary income.

Restricted Stock/Stock Awards.    A participant who is awarded restricted stock will not recognize any taxable income for federal income tax purposes at the time of grant, provided that the shares of common stock are subject to restrictions (that is, the restricted stock is nontransferable and subject to a substantial risk of forfeiture). However, the participant may elect under Section 83(b) of the Internal Revenue Code to recognize ordinary income in the year of the award in an amount equal to the fair market value of the common stock on the date of the award (less the purchase price, if any), determined without regard to the restrictions. If the participant does not make such a Section 83(b) election, the fair market value of the common stock on the date the restrictions lapse (less the purchase price, if any) will be treated as ordinary income to the participant and will be taxable in the year the restrictions lapse. A participant who is awarded shares that are not subject to a substantial risk of forfeiture will recognize ordinary income equal to the fair market value of the shares on the date of the award. Subject to the restrictions of Section 162(m) of the Internal Revenue Code, the Company will be entitled to a business expense deduction in the same amount and generally at the same time as the participant recognizes ordinary income.

RSUs, Performance Units/Shares and Cash-Based Awards.    The taxation of these awards will depend on the specific terms of the award. Generally, the award of RSUs, Performance Units/Shares and Cash-Based Awards will have no federal income tax consequences for the Company or for the participant. Generally, the payment of the award is taxable to a participant as ordinary income. Subject to the restrictions of Section 162(m) of the Internal Revenue Code, the Company will be entitled to a business expense deduction in the same amount and generally at the same time as the participant recognizes ordinary income.

New Plan Benefits

As of the date of this Proxy Statement, no awards have been made under the 2021 Plan that are contingent upon stockholder approval of this proposal. Because awards under the 2021 Plan are discretionary, the benefits or amounts that may be received by or allocated to the following individuals or groups under the 2021 Plan are not presently determinable:

•        each named executive officer;

•        all current executive officers as a group;

•        all directors who are not executive officers as a group; and

•        all employees who are not executive officers as a group.

The Board of Directors unanimously recommends that the stockholders of the Company vote FOR approval of the 2021 Plan.

PROPOSAL No. 3

RATIFICATION OF THE APPOINTMENT OF OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR ENDING DECEMBER 31, 2021

The Board has appointed dbbmckennon to serve as our independent registered public accounting firm for the year ending December 31, 2021. dbbmckennon has provided services in connection with the audit of HyreCar’s financial statements for the years ended December 31, 2016 through December 31, 2020.

The Audit Committee and the Board are requesting that stockholders ratify the selection of dbbmckennon. The Audit Committee and the Board are not required to take any action as a result of the outcome of the vote on this proposal. Even if the appointment is ratified, the Board may, in its discretion, appoint a different independent registered public accounting firm at any time during the year if they determine that such a change would be in the best interests of HyreCar and its stockholders. If the appointment is not ratified, the Board will consider its options.

A representative of dbbmckennon is expected to be present in person or by telephone at the Annual Meeting. He or she will have the opportunity to make a statement if desired and is expected to be available to respond to appropriate questions.

Principal Accountant Fees and Services

The aggregate fees billed to the Company by dbbmckennon, the Company’s independent registered public accounting firm, for the indicated services for each of the last two fiscal years were as follows:

	2020	2019
Audit fees(1)	$160,439	$177,374
Audit-Related Fees(2)	$7,401	—
Tax fees(3)	$4,500	$4,000
Total fees	$172,340	$181,374

____________

(1)      Audit fees consist of fees for professional services performed by dbbmkennon for the audit and review of our financial statements, preparation and filing of our registration statements, including issuance of comfort letters.

(2)      Audit-related fees consist of fees for professional services performed by dbbmkennon with respect to services performed in relation to various registration statements of the Company.

(3)      Tax fees consist of fees for professional services performed by dbbmkennon with respect to tax compliance.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors

Consistent with SEC policies and guidelines regarding audit independence, the Audit Committee is responsible for the pre-approval of all audit and permissible non-audit services provided by our independent registered public accounting firm on a case-by-case basis. Our Audit Committee has established a policy regarding approval of all audit and permissible non-audit services provided by our principal accountants. No non-audit services were performed by our independent registered public accounting firm during the years ended December 31, 2020 and 2019. Our Audit Committee pre-approves these services by category and service. Our Audit Committee has pre-approved all of the services provided by dbbmckennon.

Vote Required

The affirmative vote of a majority of the shares (by voting power) present in person at the Annual Meeting or represented by proxy and entitled to vote at the Annual Meeting is required to approve the ratification of the appointment of dbbmckennon as HyreCar’s independent registered public accounting firm for the fiscal year ending December 31, 2021.

THE HYRECAR BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF DBBMCKENNON AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2021.

AUDIT COMMITTEE REPORT

The following Audit Committee Report shall not be deemed to be “soliciting material,” deemed “filed” with the SEC or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Notwithstanding anything to the contrary set forth in any of the Company’s previous filings under the Securities Act of 1933, as amended, or the Exchange Act that might incorporate by reference future filings, including this Proxy Statement, in whole or in part, the following Audit Committee Report shall not be incorporated by reference into any such filings.

The Audit Committee is comprised of three independent directors (as defined under Nasdaq Listing Rule 5605(a)(2)). The Audit Committee operates under a written charter, which is available on our website at http://ir.hyrecar.com under “Governance.”

We have reviewed and discussed with management the Company’s audited consolidated financial statements as of and for the fiscal year ended December 31, 2020.

We have discussed with dbbmckennon, the Company’s independent registered public accounting firm, the matters as required to be discussed by the Public Company Accounting Oversight Board (the “PCAOB”) Auditing Standard No. 1301 (Communications with Audit Committees).

We have received the written disclosures and the letter from dbbmckennon required by applicable requirements of the PCAOB regarding dbbmckennon’s communications with the Audit Committee concerning independence, and have discussed with dbbmckennon, their independence from management and the Company.

Based on the review and discussions referred to above, we recommended to the Board that the financial statements referred to above be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020 for filing with the Securities and Exchange Commission.

Submitted by the Audit Committee
Grace Mellis, Chairman Brooke Skinner Ricketts Jayaprakash Vijayan

MANAGEMENT

Executive Officers and Board of Directors

The following table sets forth the names, ages and positions of our current executive officers and directors:

Name	Age	Position
Joseph Furnari	40	Chief Executive Officer and Director
Brian Allan	58	President
Scott Brogi	56	Chief Financial Officer
Henry Park	50	Chief Operating Officer
Ken Grimes	38	Chief Technology Officer
Michael Furnari	36	Chief Business Development Officer
Grace Mellis	49	Chairman of the Board of Directors
Brooke Skinner Ricketts	40	Director
Michael Root	60	Director
Jayaprakash Vijayan	48	Director

See pages 6 and 7 of this Proxy Statement for the biographies of Grace Mellis and Brooke Skinner Ricketts.

Board of Directors

Class I Directors

Michael Root — Director

Since September 2019, Mr. Root has served as a Partner and Chief Technology Officer of Playa Vista Equity LLC, a commercial real estate development and asset management firm that specializes in structuring and managing institutional-quality, high-return, risk-adjusted equity investments. Since 2019, Mr. Root has also served as Partner and Chief Technology Officer of EB-5 Equity Development Partners, a commercial real estate development and asset management firm that specializes in high-return, risk-adjusted equity investments. From October 2016 to June 2017, Mr. Root was the Chief Technology Officer of Dog Vacay, a dog boarding service that was later acquired by A Place for Rover, Inc (“Rover”). From November 2008 to March 2015, Mr. Root was the Technology Director for Riot Games Inc., a video game company. Mr. Root received a B.S. in nuclear engineering from the University of Wisconsin — Madison in 1994. We believe Mr. Root is qualified to serve on our Board due to his business and technology experience.

Class II Directors

Joseph Furnari — Director, Chief Executive Officer

Joseph Furnari has served as our Chief Executive Officer since January 2017. From May 2016 until his appointment as Chief Executive Officer, Mr. Furnari served as our Chief Financial Officer. Prior to joining HyreCar, from May 2014 to April 2016, Mr. Furnari served as Vice President of Portfolio Management at The Palisades Group, LLC , where he managed a portfolio of single family residential whole loan pools. From October 2009 to April 2014, he served as Assistant Vice President of Securitized Products Valuation at Morgan Stanley. From April 2006 to October 2009, Mr. Furnari served as a Senior Analytics Analyst at JP Morgan Chase & Co. Mr. Furnari holds a BBA in Finance from the Lubin School of Business at Pace University. We believe Mr. Furnari is qualified to serve as a member of our Board due to his extensive experience in the financial services industry.

Jayaprakash “Jay” Vijayan — Director

Jayaprakash “Jay” Vijayan has served as a member of our Board since April 2019. Mr. Vijayan is currently the Founder and Chief Executive Officer of Tekion Corp. (2016 to present), an innovative startup technology company serving the automotive retail industry. He served at Tesla, Inc. as its Chief Information Officer (NASDAQ: TSLA), from 2012 to 2016 and was responsible for the company’s information systems, including applications, infrastructure, network, operations, and corporate and product security. Prior to Tesla, from 2007 to 2012, Mr. Vijayan led the IT Business Applications organization for VMware, Inc. (NYSE: VMW) and led product development teams for Oracle (NYSE: ORCL). Since June 2018, Mr. Vijayan has served on the Board of NIC Inc., a digital government software and service provider for federal, state, and local governments in the United States (NASDAQ: EGOV). Mr. Vijayan holds a BS and MS in Geology from the University of Madras in Chennai, Tamil Nadu, India. We believe Mr. Vijayan is qualified to serve on our Board because of his extensive industry and public company board member experience.

Executive Officers

Brian Allan — President

Brian Allan, age 58, was appointed as our President effective March 1, 2021, and prior to that served as the Company’s Senior Vice-President of Strategic Partnerships since 2018. In that role Mr. Allan’s duties included leading the Company’s dealer and strategic partnership initiatives. Prior to joining the Company in 2018, Mr. Allan served as the Group General Manager at Galpin Motors, a privately held automotive dealer. Mr. Allan began working at Galpin Motors in 1985 in various roles and was promoted to Group General Manager in 1995. Mr. Allan has also served on several original equipment manufacturer dealer councils and advisory boards for automotive and technology firms.

Scott Brogi — Chief Financial Officer

Scott Brogi has prior Chief Financial Officer experience and has held leadership roles at public and private companies across various sectors, including education, entertainment, healthcare and internet services. Prior to joining HyreCar in September 2018, from January 2016 to June 2018, Mr. Brogi was Chief Operating Officer of Teaching Channel, Inc., an education technology company which was acquired by a private equity firm in June 2018. From March 2014 to December 2015, Mr. Brogi was the Chief Financial Officer of Jumpstart Games, Inc., an educational gaming company. From September 2010 to February 2014, Mr. Brogi was the Vice President of Commercialization and Division Chief Financial Officer at Apollo Education Group (then Nasdaq: APOL). Prior to Apollo, Mr. Brogi was Vice President, Finance and Business Development at Pictage, Inc., where he helped create and execute an organic growth strategy in the professional photography space from startup though exit to global private equity firm Apax Partners. Scott began his career in Corporate Finance with Chase Manhattan in New York and Washington, D.C. Mr. Brogi holds a BS in Finance from Syracuse University, an MS in Finance from Loyola College in Maryland, and an MBA in Entrepreneurial Finance from the UCLA Anderson School of Management.

Michael Furnari — Chief Business Development Officer

Michael Furnari has served as our Director of Sales since May 2016 and as our Chief Business Development Officer since October 2017. From August 2016 until June 2018, Mr. Furnari served as our Secretary. From August 2016 until January 2017 and again from April 2017 until January 10, 2018, Mr. Furnari served as member of our Board. Prior to joining HyreCar, from June 2013 to May 2016, Mr. Furnari served as Sales Manager at Hyatt Residence Group (HRG) Carmel Highlands, the highest volume property in the group’s portfolio. From December 2010 to June 2013, Mr. Furnari served as Facilities Manager at Target Corporation. Mr. Furnari holds a BA in Economics from the University of California, Santa Cruz and an MBA from California State University, Monterey Bay.

Henry Park — Chief Operating Officer

Henry Park has over 15 years of national and local sales and marketing experience in enterprise sales and digital marketing. Prior to joining HyreCar in October 2018, from February 2016 to October 2018, Mr. Park was Chief Operating Officer and Head of Marketing at SearchForce, a paid search and social media bid management platform for digital marketers, where he oversaw the development and integration of successful marketing plans and media strategies. From February 2008 to February 2016, Mr. Park served as the Executive Director of Traffic Acquisition at YP.com, where he established strategies for lead acquisition for thousands of local advertisers.

Ken Grimes — Chief Technology Officer

Ken Grimes, age 38, was appointed as our Chief Technology Officer effective March 1, 2021. Previously, he served as the Company’s Vice-President, Technology since early 2019. Prior to joining the Company in 2019 Mr. Grimes served as the Manager for Mihrtec, LLC, and in that role he authored the company’s operating agreement, managed staff and lead R&D for distributed systems and game engines. In total, Mr. Grimes has over 18 years’ of experience serving as a manager and systems engineer and his experience includes professional roles that focus on modernizing legacy technology stacks with hyper-scale technologies, including distributed systems, blockchain, and IoT. Mr. Grimes completed core curriculum for BA Computer Science program at Texas Tech University June 2012, and BS Computer Science program at University of Texas — Austin March 2015.

Family Relationships

Messrs. Joseph Furnari and Michael Furnari are brothers.

Involvement in Certain Legal Proceedings

To the best of our knowledge, none of our directors or executive officers have, during the past ten years, been involved in any legal proceedings described in subparagraph (f) of Item 401 of Regulation S-K.

Arrangement between Officers and Directors

To our knowledge, there is no arrangement or understanding between any of our officers and any other person, including our directors, pursuant to which the officer was selected to serve as an officer.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding beneficial ownership of shares of our common stock as of April 26, 2021 by (i) each person known to beneficially own more than 5% of our outstanding common stock, (ii) each of our directors, (iii) our named executive officers and (iv) all directors and executive officers as a group. Shares are beneficially owned when an individual has voting and/or investment power over the shares or could obtain voting and/or investment power over the shares within 60 days of April 26, 2021. Except as otherwise indicated, the persons named in the table have sole voting and investment power with respect to all shares beneficially owned, subject to community property laws, where applicable. Unless otherwise indicated, the address of each beneficial owner listed below is c/o HyreCar Inc., 355 South Grand Avenue, Suite 1650, Los Angeles, CA 90071.

Name of Beneficial Owner	Number of Shares	Percentage(1)
Executive officers and directors:
Grace Mellis(2)	325,375	1.59%
Michael Root(3)	62,500	*%
Joseph Furnari(4)	862,177	4.23%
Brooke Skinner Ricketts(5)	135,000	*%
Scott Brogi(6)	199,015	1.00%
Michael Furnari(7)	911,920	4.48%
Henry Park(8)	171,650	*%
Jayaprakash Vijayan(9)	62,500	*%
Brian Allan(10)	107,000	*%
Ken Grimes(11)	160,438	*%
All Officers and Directors as a group (10 persons)	2,997,575	14.71%

5% or greater holders:
Shay Capital LLC(12)	1,267,445	6.22%
Lynrock Lake LP (13)	1,234,689	6.06%

____________

*        less than 1%

(1)      As of April 26, 2021, 20,367,445 shares of our common stock were outstanding. Shares of common stock currently issuable or issuable within 60 days of the date of April 26, 2021 are deemed to be outstanding in computing the percentage of beneficial ownership of the person holding such securities, but are not deemed to be outstanding in computing the percentage of beneficial ownership of any other person.

(2)      Includes (i) 286,000 shares of common stock beneficially held by Ms. Mellis; and (ii) 39,375 shares of common stock currently issuable or issuable within 60 days of April 26, 2021 pursuant to restricted stock units held by Ms. Mellis. Excludes 5,625 restricted stock units held by Ms. Mellis that vest more than 60 days from April 26, 2021.

(3)      Includes (i) 37,500 shares of common stock beneficially held by Mr. Root; and (ii) 25,000 shares of common stock currently issuable or issuable within 60 days of April 26, 2021 pursuant to restricted stock units held by Mr. Root. Excludes 3,125 restricted stock units held by Mr. Root that vest more than 60 days from April 26, 2021.

(4)      Includes (i) 663,207 shares of common stock beneficially held by Mr. J. Furnari; (ii) 148,570 shares of common stock currently issuable or issuable within 60 days of April 26, 2021 pursuant to options held by Mr. J. Furnari; and (iii) 50,400 restricted stock units held by Mr. J. Furnari that are currently vested.

(5)      Includes (i) 100,000 shares of common stock beneficially held by Ms. Skinner Ricketts; and (ii) 21,875 shares of common stock currently issuable or issuable within 60 days of April 26, 2021 pursuant to restricted stock units held by Ms. Skinner Ricketts. Excludes 3,125 shares of common stock issuable upon exercise of restricted stock units held by Ms. Skinner Ricketts that vest more than 60 days from April 26, 2021.

(6)      Includes (i) 158,615 shares of common stock beneficially held by Mr. Brogi; and (ii) 40,400 shares of common stock currently issuable or issuable within 60 days of April 26, 2021 pursuant to restricted stock units held by Mr. Brogi.

(7)      Includes (i) 665,807 shares of common stock beneficially held by Mr. M. Furnari; (ii) 148,570 shares of common stock currently issuable or issuable within 60 days of April 26, 2021 pursuant to options held by Mr. M. Furnari; (iii) 57,143 shares of common stock currently issuable pursuant to warrants held by Mr. M. Furnari; and (iv) 40,400 restricted stock units held by Mr. M. Furnari that are currently vested.

(8)      Includes (i) 131,250 shares of common stock beneficially held by Mr. Park; (ii) 40,400 shares of common stock currently issuable or issuable within 60 days of April 26, 2021 pursuant to restricted stock units held by Mr. Park.

(9)      Includes (i) 37,500 shares of common stock beneficially held by Mr. Vijayan; and (ii) 25,000 shares of common stock currently issuable or issuable within 60 days of April 26, 2021 pursuant to restricted stock units held by Mr. Vijayan.

(10)    Includes 55,000 shares of common stock currently issuable or issuable within 60 days of April 26, 2021 pursuant to restricted stock units held by Mr. Allan.

(11)    Includes 123,837 shares of common stock currently issuable or issuable within 60 days of April 26, 2021 pursuant to restricted stock units held by Mr. Grimes. Excludes 26,563 restricted stock units held by Mr. Grimes that vest more than 60 days from April 26, 2021.

(12)    Solely based on the Company’s review of filings made on a Schedule 13G with the SEC, 1,267,445 shares are beneficially owned by Shay Capital LLC, of which Shay Capital Holdings LLC is the sole manager.

(13)    Solely based on the Company’s review of filings made on a Schedule 13G/A with the SEC, 1,234,689 shares are directly held by Lynrock Lake Master Fund LP (“Lynrock Lake Master”) Lynrock Lake LP (the “Investment Manager”) is the investment manager of Lynrock Lake Master, and pursuant to an investment management agreement, the Investment Manager has been delegated full voting and investment power over securities of the Issuer held by Lynrock Lake Master. Cynthia Paul, the Chief Investment Officer of the Investment Manager and Sole Member of Lynrock Lake Partners LLC, the general partner of the Investment Manager, may be deemed to exercise voting and investment power over securities of the Issuer held by Lynrock Lake Master.

EXECUTIVE COMPENSATION

The following is a discussion of compensation arrangements of our named executive officers (the “Named Executive Officers”). As an “emerging growth company” as defined in the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”), we are not required to include a Compensation Discussion and Analysis section and have elected to comply with the scaled disclosure requirements applicable to emerging growth companies.

Our Named Executive Officers for the year ended December 31, 2020 include our principal executive officer and the next most highly compensated executive officers during the year ended December 31, 2020:

•        Joseph Furnari;

•        Scott Brogi; and

•        Henry Park.

Summary Compensation Table

The following table summarizes the compensation of our Named Executive Officers during the years ended December 31, 2020 and 2019.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)	All Other Compensation ($)	Total ($)
Joseph Furnari,	2020	215,000	35,000	$181,000	—	—	431,000
Chief Executive Officer	2019	185,000	10,000	1,480	—	—	196,480

Scott Brogi,	2020	200,000	35,000	237,563	—	—	472,563
Chief Financial Officer	2019	175,000	—	1,480	—	—	176,480

Henry Park,	2020	200,000	25,000	237,563	—	—	462,563
Chief Operating Officer	2019	175,000	—	1,480	—	—	176,480

____________

(1)      The value presented is the fair value of the common shares issued to the individuals indicated in the option swap transaction that occurred during 2020 and is not representative of the stock-based compensation recorded under ASC 718. These amounts do not necessarily correspond to the actual value that may be recognized by the Named Executive Officers.

Employment Agreements

Named Executive Officers

Joseph Furnari — Chief Executive Officer, Director

On September 12, 2016, the Company entered into an Employment Agreement with Mr. Joseph Furnari, which may be terminated by the Company at any time, for any reason, with or without cause. Subject to the discretion of the board, Mr. Furnari is considered for an annual incentive bonus. In addition, the agreement also provided for the grant of 489,025 restricted shares of the Company’s common stock under the Company’s 2016 Equity Incentive Plan. In October 2016, Mr. Furnari’s annual salary was increased to $100,000. On April 6, 2017, we granted from the 2016 Equity Incentive Plan options for the purchase of 148,570 shares of our common stock to Mr. Furnari. The exercise price per share is $0.71. On August 30, 2018, the Compensation Committee of the Board of Directors approved new base compensation for Mr. Furnari, effective September 1, 2018, in the amount of $185,000 annually. Throughout 2019 Mr. Furnari purchased 19,000 shares. In 2019 the board awarded 400 fully vested RSU. On January 9, 2020, the Compensation Committee of the Board approved new base compensation for Mr. Furnari, effective January 1, 2020, in the amount of $215,000 annually. Also on January 9, 2020, the Compensation Committee approved a year-end bonus for Mr. Furnari in the amount of $35,000. On April 29, 2020 the Compensation Committee approved a stock grant of 100,000 shares, which were a swap of options previously granted on January 8, 2019. On February 22, 2021, the Compensation Committee of the Board approved new base compensation for Mr. Furnari, effective March 1, 2021, in the amount of $290,000 annually, and approved a stock bonus of 50,000 shares (but, such award is subject to formal acceptance by Mr. Furnari). Also on February 22, 2021, the Compensation Committee approved a year-end bonus for Mr. Furnari in the amount of $40,000.

Scott Brogi — Chief Financial Officer

On October 24, 2018, the Company entered into an Employment Agreement with Mr. Brogi (the “Brogi Employment Agreement”) pursuant to which he initially received a base salary at the annual rate of $175,000, and stock options to purchase up to 150,000 shares of common stock under the Company’s 2018 Equity Incentive Plan, which vest as follows: 25% of the options vest on the first anniversary of the Vesting Commencement Date (as defined in the Brogi Employment Agreement); and (ii) the remaining 75% of the options vest and become exercisable in 12 successive equal quarterly instalments. On January 9, 2020, the Compensation Committee of the Board approved new base compensation for Mr. Brogi, effective January 1, 2020, in the amount of $200,000 annually. Also on January 9, 2020, the Compensation Committee approved a year-end bonus for Mr. Brogi in the amount of $35,000. Also on February 22, 2021, the Compensation Committee approved a year-end bonus for Mr. Brogi in the amount of $35,000.

Henry Park — Chief Operating Officer

On October 24, 2018, the Company entered into an Employment Agreement with Mr. Park (the “Park Employment Agreement”) pursuant to which initially received a base salary at the annual rate of $175,000 , and stock options to purchase up to 140,000 shares of common stock under the Company’s 2018 Equity Incentive Plan, which vests as follows: 25% of the options vest on the first anniversary of the Vesting Commencement Date (as defined in the Park Employment Agreement); and (ii) the remaining 75% of the options vest and become exercisable in 12 successive equal quarterly instalments. On January 9, 2020, the Compensation Committee of the Board approved new base compensation for Mr. Park, effective January 1, 2020, in the amount of $200,000 annually. Also on January 9, 2020, the Compensation Committee approved a year-end bonus for Mr. Park in the amount of $25,000. On February 22, 2021, the Compensation Committee of the Board approved new base compensation for Mr. Park, effective March 1, 2021, in the amount of $210,000 annually. Also on February 22, 2021, the Compensation Committee approved a year-end bonus for Mr. Park in the amount of $25,000.

Outstanding Equity Awards at 2020 Fiscal Year-End

The following table presents information concerning unexercised options and unvested restricted stock awards for each Named Executive Officer outstanding as of December 31, 2020.

Name	Option Awards					Stock Awards
	Number of Securities Underlying Unexercised Options (#) (Exercisable)	Number of Securities Underlying Unexercised Options (#) (Unexercisable)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested (#)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights that Have Not Vested ($)
Joseph Furnari
Chief Executive Officer	148,750			0.71	4/6/2027

Director Compensation

The following table sets forth summary information concerning the total compensation delivered to our non-employee directors in 2020 for services to our Company (including equity awards delivered in 2020 intended as compensation for services provided to the Company, and for its benefit since commencing their service with the Company).

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)	Stock Awards ($)(1)	Total ($)
Grace Mellis	60,000	—	362,000	422,000
Brooke Skinner Ricketts	—	—	199,100	199,100
Michael Root	—	—	67,875	67,875
Jayaprakash Vijayan	—	—	67,875	67,875

____________

(1)      The value presented is the fair value of the common shares issued to the individuals indicated in the option swap transaction that occurred during 2020 and is not representative of the stock-based compensation recorded under ASC 718. These amounts do not necessarily correspond to the actual value that may be recognized by the directors.

Our 2016 Equity Incentive Plan

Our Board and stockholders adopted our 2016 Equity Incentive Plan on August 27, 2016.

Share Reserve.    No additional awards will be granted under our 2016 Equity Incentive Plan.

Term.    Our 2016 Equity Incentive Plan will terminate ten years from the date our Board approved the plan, unless it is terminated earlier by our Board. In connection with the adoption of our 2018 Equity Incentive Plan, no additional awards will be granted under our 2016 Equity Incentive Plan.

Eligibility.    Our 2016 Equity Incentive Plan authorizes the award of stock options, stock appreciation rights, restricted stock awards, or restricted stock units.

Administration.    Our 2016 Equity Incentive Plan is administered by our compensation committee. The administrator has the authority to construe and interpret our 2016 Equity Incentive Plan and make all other determinations necessary or advisable for the administration of the plan. Awards under the 2016 Equity Incentive Plan may be made subject to “performance factors” and other terms in order to qualify as performance based compensation for the purposes of 162(m) of the Code.

Stock Options.    Our 2016 Equity Incentive Plan provided for the grant of incentive stock options that qualify under Section 422 of the Code only to our employees. All awards other than incentive stock options were available for grant to our employees, directors, consultants or other service providers. The exercise price of each stock option was at least equal to the fair market value of our common stock on the date of grant. The exercise price of incentive stock options granted to 10% stockholders was at least equal to 110% of that value.

Options may be exercised only as they vest or to be immediately exercisable with any shares issued on exercise being subject to our right of repurchase that lapses as the shares vest. In general, options vest over a four-year period. The maximum term of options granted under our 2016 Equity Incentive Plan is ten years.

Stock Appreciation Rights.    Stock appreciation rights provide for a payment, or payments, in cash or shares of our common stock, to the holder based upon the difference between the fair market value of our common stock on the date of exercise and the stated exercise price up to a maximum amount of cash or number of shares. Stock appreciation rights may vest based on time or achievement of performance conditions.

Restricted Stock.    A restricted stock award is an offer by us to sell shares of our common stock subject to restrictions. The price (if any) of a restricted stock award is determined by the administrator. Unless otherwise determined by the administrator at the time of award, vesting will cease on the date the participant no longer provides services to us and unvested shares will be forfeited to or repurchased by us.

Restricted Stock Units.    An RSU is an award that covers a number of shares of our common stock that may be settled upon vesting in cash, by the issuance of the underlying shares or a combination of both. These awards are subject to forfeiture prior to settlement because of termination of employment or failure to achieve certain performance conditions.

Additional Provisions.    Awards granted under our 2016 Equity Incentive Plan may not be transferred in any manner other than by will or by the laws of descent and distribution, or as determined by the administrator. Unless otherwise restricted by the administrator, awards that are nonstatutory stock options may be exercised during the lifetime of the optionee only by the optionee, the optionee’s guardian or legal representative, or a family member of the optionee who has acquired the option by a permitted transfer. Awards that are incentive stock options may be exercised during the lifetime of the optionee only by the optionee or the optionee’s guardian or legal representative. Options granted under our 2016 Equity Incentive Plan generally may be exercised for a period of three months after the termination of the optionee’s service to us, except in the case of death or permanent disability, in which case the options may be exercised for up to 12 months or six months, respectively, following termination of the optionee’s service to us.

If we experience a change in control transaction, outstanding awards, including any vesting provisions, may be assumed or substituted by the successor company. Outstanding awards that are not assumed or substituted will be exercisable for a period of time and will expire upon the closing of a change in control transaction. In the discretion of our compensation committee, the vesting of these awards may be accelerated upon the occurrence of these types of transactions.

Our 2018 Equity Incentive Plan

Our Board and stockholders adopted our 2018 Equity Incentive Plan on May 23, 2018 and June 21, 2018, respectively. Our 2018 Equity Incentive Plan is intended to align the interests of our stockholders and the recipients of awards under the 2018 Equity Incentive Plan, and to advance our interests by attracting and retaining directors, officers, employees and other service providers and motivating them to act in our long-term best interests.

The material terms of the 2018 Equity Incentive Plan are as follows:

Plan term.    The 2018 Equity Incentive Plan terminates on the tenth anniversary of May 23, 2018, unless terminated earlier by our Board.

Eligible participants.    All officers, directors, employees, consultants, agents and independent contractors, and persons expected to become officers, directors, employees, consultants, agents and independent contractors of our Company or any of our subsidiaries are eligible to receive awards under the 2018 Equity Incentive Plan. The compensation committee of our board will determine the participants under the 2018 Equity Incentive Plan.

Shares authorized.    3,000,000 shares of common stock were initially made available for awards granted under the 2018 Equity Incentive Plan, subject to adjustment for stock splits and other similar changes in capitalization. The number of available shares will be reduced by the aggregate number of shares that become subject to outstanding awards granted under the 2018 Equity Incentive Plan. As of the first day of each calendar year beginning on or after January 1, 2021, the number of shares available for all awards under the 2018 Equity Incentive Plan will automatically increase by a number equal to the least of: (i) 300,000 shares, (ii) five percent (5%) of the number of shares that are issued and outstanding as of that date, or (iii) a lesser number of shares as determined by the compensation committee. To the extent that shares subject to an outstanding award granted under the 2018 Equity Incentive Plan are not issued or delivered by reason of the expiration, termination, cancellation or forfeiture of such award or by reason of the settlement of an award in cash, then those shares will again be available under the 2018 Equity Incentive Plan. In addition, any shares covered by an award that have been surrendered in connection with the payment of the award exercise or purchase price or in satisfaction of tax withholding obligations incident to the grant, exercise, vesting or settlement of an award will be deemed not to have been issued for purposes of determining the maximum number of shares which may be issued pursuant to all awards under the 2018 Equity Incentive Plan.

Award types.    Awards include non-qualified and incentive stock options, stock appreciation rights, bonus shares, restricted stock, restricted stock units, performance units and cash-based awards.

Administration.    The compensation committee interprets and administers the 2018 Equity Incentive Plan. The compensation committee’s interpretation, construction and administration of the 2018 Equity Incentive Plan and all of its determinations thereunder will be conclusive and binding on all persons.

The compensation committee has the authority to determine the participants in the 2018 Equity Incentive Plan, the form, amount and timing of any awards, the performance goals, if any, and all other terms and conditions pertaining to any award. The compensation committee may take any action such that (i) any outstanding options and stock appreciation rights become exercisable in part or in full, (ii) all or any portion of a restriction period on any restricted stock or restricted stock units will lapse, (iii) all or a portion of any performance period applicable to any performance-based award will lapse and (iv) any performance measures applicable to any outstanding award will be deemed satisfied at the target level or any other level. Subject to the terms of the 2018 Equity Incentive Plan relating to grants to our executive officers and directors, the compensation committee may delegate some or all of its powers and authority to the Chief Executive Officer and President or other executive officer as the compensation committee deems appropriate.

Stock options and stock appreciation rights.    The 2018 Equity Incentive Plan provides for the grant of stock options and stock appreciation rights. Stock options may be either tax-qualified incentive stock options or non-qualified stock options. The compensation committee will determine the terms and conditions to the exercisability of each option and stock appreciation right.

The period for the exercise of a non-qualified stock option or stock appreciation right will be determined by the compensation committee provided that no option may be exercised later than ten years after its date of grant. The exercise price of a non-qualified stock option and the base price of a stock appreciation right will not be less than 100% of the fair market value of a share of our common stock on the date of grant, provided that the base price of a stock appreciation right granted in tandem with an option will be the exercise price of the related option. A stock appreciation right entitles the holder to receive upon exercise, subject to tax withholding in respect of an employee, shares of our common stock, which may be restricted stock, with a value equal to the difference between the fair market value of our common stock on the exercise date and the base price of the stock appreciation right.

Each incentive stock option will be exercisable for not more than 10 years after its date of grant, unless the optionee owns greater than 10% of the voting power of all shares of our capital stock, or a “ten percent holder”, in which case the option will be exercisable for not more than five years after its date of grant. The exercise price of an incentive stock option will not be less than the fair market value of a share of our common stock on its date of grant, unless the optionee is a ten percent holder, in which case the option exercise price will be the price required by the Internal Revenue Code of 1986, as amended, or the “Code”, currently 110% of fair market value.

Upon exercise, the option exercise price may be paid in cash, by the delivery of previously owned shares of our common stock, share withholding or through a cashless exercise arrangement, as permitted by the applicable award agreement. All of the terms relating to the exercise, cancellation or other disposition of an option or stock appreciation right upon a termination of employment, whether by reason of disability, retirement, death or any other reason, will be determined by the compensation committee.

The compensation committee, without stockholder approval, may (i) reduce the exercise price of any previously granted option or the base appreciation amount of any previously granted stock appreciation right, or (ii) cancel any previously granted option or stock appreciation right at a time when its exercise price or base appreciation amount (as applicable) exceeds the fair market value of the underlying shares, in exchange for another option, stock appreciation right or other award or for cash.

Stock awards.    The 2018 Equity Incentive Plan provides for the grant of stock awards. The compensation committee may grant a stock award as a bonus stock award, a restricted stock award or a restricted stock unit award and, in the case of a restricted stock award or restricted stock unit award, the compensation committee may determine that such award will be subject to the attainment of performance measures over an established performance period. All of the terms relating to the satisfaction of performance measures and the termination of a restriction period, or the forfeiture and cancellation of a stock award upon a termination of employment, whether by reason of disability, retirement, death or any other reason, will be determined by the compensation committee.

The agreement awarding restricted stock units will specify whether such award may be settled in shares of our common stock, cash or a combination thereof and whether the holder will be entitled to receive dividend equivalents, on a current or deferred basis, with respect to such award. Prior to settlement of a restricted stock unit in shares of our common stock, the holder of a restricted stock unit will have no rights as our stockholder.

Unless otherwise set forth in a restricted stock award agreement, the holder of shares of restricted stock will have rights as our stockholder, including the right to vote and receive dividends with respect to the shares of restricted stock, except that distributions other than regular cash dividends and regular cash dividends with respect to shares of restricted stock subject to performance-based vesting conditions will be held by us and will be subject to the same restrictions as the restricted stock.

Performance unit awards.    The 2018 Equity Incentive Plan provides for the grant of performance unit awards. Each performance unit is a right, contingent upon the attainment of performance measures within a specified performance period, to receive a specified cash amount, shares of our common stock or a combination thereof which may be restricted stock, having a fair market value equal to such cash amount. Prior to the settlement of a performance unit award in shares of our common stock, the holder of such award will have no rights as our stockholder with respect to such shares. Performance units will be non-transferable and subject to forfeiture if the specified performance measures are not attained during the specified performance period. All of the terms relating to the satisfaction of performance measures and the termination of a performance period, or the forfeiture and cancellation of a performance unit award upon a termination of employment, whether by reason of disability, retirement, death or any other reason, will be determined by the compensation committee.

Cash-based awards.    The 2018 Equity Incentive Plan also provides for the grant of cash-based awards. Each cash-based award is an award denominated in cash that may be settled in cash and/or shares, which may be subject to restrictions, as established by the compensation committee.

Performance goals.    Under the 2018 Equity Incentive Plan, the vesting or payment of performance-based awards will be subject to the satisfaction of certain performance goals. The performance goals applicable to a particular award will be determined by the compensation committee at the time of grant. The performance goals may be one or more of the following corporate-wide or subsidiary, division, operating unit or individual measures, stated in either absolute terms or relative terms.

Individual Limits.    With respect to non-employee directors, the maximum grant date fair value of shares that may be granted to an individual non-employee director during any fiscal year of the Company is $150,000. In connection with a non-employee director’s commencement of service with the Company, the per person limit set forth in the previous sentence is $150,000.

Amendment or termination of the 2018 Equity Incentive Plan.    The board may amend or terminate the 2018 Equity Incentive Plan as it deems advisable, subject to any requirement of stockholder approval required by law, rule or regulation.

Change of control.    In the event of a change of control, our Board may, in its discretion, (1) provide that (A) some or all outstanding options and stock appreciation rights will immediately become exercisable in full or in part, (B) the restriction period applicable to some or all outstanding stock awards will lapse in full or in part, (C) the performance period applicable to some or all outstanding awards will lapse in full or in part, and (D) the performance measures applicable to some or all outstanding awards will be deemed to be satisfied at the target or any other level, (2) provide that some or all outstanding awards will terminate without consideration as of the date of the change of control, (3) require that shares of stock of the corporation resulting from such change of control, or a parent corporation thereof, be substituted for some or all of our shares subject to an outstanding award, and/or (4) require outstanding awards, in whole or in part, to be surrendered by the holder, and to be immediately cancelled, and to provide for the holder to receive (A) a cash payment in an amount equal to (i) in the case of an option or stock appreciation right, the number of our shares then subject to the portion of such option or stock appreciation right surrendered, whether vested or unvested, multiplied by the excess, if any, of the fair market value of a share of our common stock as of the date of the change of control, over the purchase price or base price per share of our common stock subject to such option or stock appreciation right, (ii) in the case of a stock award, the number of shares of our common stock then subject to the portion of such award surrendered, whether vested or unvested, multiplied by the fair market value of a share of our common stock as of the date of the change of control, and (iii) in the case of a performance unit award, the value of the performance units then subject to the portion of such award surrendered; (B) shares of capital stock of the corporation resulting from such change of control, or a parent corporation thereof, having a fair market value not less than the amount determined under clause (A) above; or (C) a combination of the payment of cash pursuant to clause (A) above and the issuance of shares pursuant to clause (B) above.

Under the 2018 Equity Incentive Plan, a change of control will occur upon: (i) a person’s or entity’s acquisition, other than from us, of beneficial ownership of 50% or more of either our then outstanding shares or the combined voting power of our then outstanding voting securities, but excluding certain acquisitions by the company, its subsidiaries or employee benefit plans, or by a corporation in which our stockholders hold a majority interest; (ii) a reorganization, merger or consolidation of the company if our stockholders do not thereafter beneficially own more than 50% of the outstanding shares or combined voting power of the resulting company, (iii) certain changes to the incumbent directors of our Company, or (iv) a complete liquidation or dissolution of the company or of the sale or other disposition of all or substantially all of our assets; but excluding, in any case, the initial public offering or any bona fide primary or secondary public offering following the occurrence of the initial public offering.

New plan benefits.    The benefits that might be received by officers, employees and non-employee directors cannot be determined at this time. All officers, employees and non-employee directors are eligible for consideration to participate in the 2018 Equity Incentive Plan.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

During our fiscal years ended December 31, 2020 and December 31, 2019 there were no transactions to which we were a party, including transactions in which the amount involved in the transaction exceeds the lesser of $120,000 or 1% of the average of our total assets at year-end for the last two completed fiscal years, and in which any of our directors, executive officers or, to our knowledge, beneficial owners of more than 5% of our capital stock or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest, other than equity and other compensation, termination, change in control and other arrangements, which are described elsewhere in this proxy statement.

Review, Approval or Ratification of Transactions with Related Parties

Our Board reviews and approves transactions with directors, officers and holders of five percent or more of our voting securities and their affiliates, each a related party. The material facts as to the related party’s relationship or interest in the transaction are disclosed to our Board prior to their consideration of such transaction, and the transaction is not considered approved by our Board unless a majority of the directors who are not interested in the transaction approve the transaction. Further, when stockholders are entitled to vote on a transaction with a related party, the material facts of the related party’s relationship or interest in the transaction are disclosed to the stockholders, who must approve the transaction in good faith.

Additionally, we adopted a written related party transactions policy that such transactions must be approved by our audit committee or another independent body of our Board.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our directors, executive officers and holders of more than 10% of our common stock to file with the SEC initial reports of ownership and reports of changes in the ownership of our common stock and other equity securities. Such persons are required to furnish us copies of all Section 16(a) filings. Based solely upon a review of the copies of the forms furnished to us, we believe that our officers, directors and holders of more than 10% of our common stock complied with all applicable filing requirements.

OTHER MATTERS

We have no knowledge of any other matters that may come before the Annual Meeting and we do not intend to present any other matters. However, if any other matters shall properly come before the Annual Meeting or any adjournment or postponement thereof, the persons soliciting proxies will have the discretion to vote as they see fit unless directed otherwise.

We will bear the cost of soliciting proxies in the accompanying form. In addition to the use of the Internet and mails, proxies may also be solicited by our directors, officers or other employees, personally or by telephone, facsimile or email, none of whom will be compensated separately for these solicitation activities.

If you do not plan to attend the Annual Meeting, in order that your shares may be represented and in order to assure the required quorum, please complete the proxy online as soon as possible. In the event you are able to attend the Annual Meeting, at your request, HyreCar will cancel your previously submitted proxy.

ADDITIONAL INFORMATION

Householding

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and other Annual Meeting materials with respect to two or more stockholders sharing the same address by delivering a proxy statement or other Annual Meeting materials addressed to those stockholders. This process, which is commonly referred to as householding, potentially provides extra convenience for stockholders and cost savings for companies. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards.

If you share an address with another stockholder and have received multiple copies of our proxy materials, you may write or call us at the address and phone number below to request delivery of a single copy of the notice and, if applicable, other proxy materials in the future. We undertake to deliver promptly upon written or oral request a separate copy of the proxy materials, as requested, to a stockholder at a shared address to which a single copy of the proxy materials was delivered. If you hold stock as a record stockholder and prefer to receive separate copies of our proxy materials either now or in the future, please contact us at 355 S. Grand Avenue, Los Angeles, CA 90071, Attn: Secretary. If your stock is held through a brokerage firm or bank and you prefer to receive separate copies of our proxy materials either now or in the future, please contact your brokerage firm or bank.

Annual Report on Form 10-K

Copies of HyreCar’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020 may be obtained without charge by writing to the Company’s Secretary, HyreCar Inc., 355 South Grand Avenue, Suite 1650, Los Angeles, CA 90071. The Notice, our Annual Report on Form 10-K and this proxy statement are also available online and at: www.proxyvote.com.

BY ORDER OF THE BOARD OF DIRECTORS
/s/ Grace Mellis
Grace Mellis Chairman of the Board of Directors
April 30, 2021

Annex A

HYRECAR INC.

2021 EQUITY INCENTIVE PLAN

Adopted by Board: April 26, 2021

Approved by Stockholders: ________ __, 202_

Termination Date: ________ __, 20__

I. INTRODUCTION

1.1 Purposes.    The purposes of the Hyrecar Inc. 2021 Equity Incentive Plan, effective April 26, 2021, as set forth herein (this “Plan”) are (i) to align the interests of the Company’s stockholders and the recipients of awards under this Plan by increasing the proprietary interest of such recipients in the Company’s growth and success, (ii) to advance the interests of the Company by attracting and retaining directors, officers, employees and other service providers and (iii) to motivate such persons to act in the long-term best interests of the Company and its stockholders.

1.2 Certain Definitions.

“Agreement” shall mean an electronic or written agreement evidencing an award hereunder between the Company and the recipient of such award.

“Assumed” means that pursuant to a Change in Control, either (i) the award is expressly assumed by the Company or (ii) the contractual obligations represented by the award are expressly assumed (and not simply by operation of law) by the successor entity or its parent in connection with the Change in Control with appropriate adjustments to the number and type of securities of the successor entity or its parent subject to the award and the exercise or purchase price thereof which at least preserves the compensation element of the award existing at the time of the Change in Control as determined in accordance with the instruments evidencing the agreement to assume the award.

“Board” shall mean the Board of Directors of the Company.

“Bonus Shares” shall mean Shares which are not subject to a Restriction Period or Performance Measures.

“Bonus Share Award” shall mean an award of Bonus Shares under this Plan.

“Cash-Based Award” shall mean an award denominated in cash that may be settled in cash and/or Shares, which may be subject to restrictions, as established by the Committee.

“Change in Control” shall have the meaning set forth in Section 6.8(b).

“Code” shall mean the Internal Revenue Code of 1986, as amended.

“Committee” shall mean the Committee designated by the Board, or a subcommittee thereof, consisting of two or more members of the Board, each of whom is intended to be (i) a “Non-Employee Director” within the meaning of Rule 16b-3 under the Exchange Act and (ii) “independent” within the meaning of the rules of the Nasdaq Capital Market or any other stock exchange on which Shares are then traded.

“Common Stock” shall mean the common stock of the Company.

“Company” shall mean HyreCar Inc., a Delaware corporation, or any successor thereto.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

“Fair Market Value” shall mean the closing transaction price of a Share as reported on the Nasdaq Capital Market on the date as of which such value is being determined or, if Shares are not listed on the Nasdaq Capital Market, the closing transaction price of a Share on the principal national stock exchange on which Shares are traded on the date as of which such value is being determined or, if there shall be no reported transactions for such date, on the next preceding date for which transactions were reported; provided, however, that if Shares are not listed on a national stock exchange or if Fair Market Value for any date cannot be so determined, Fair Market Value shall be determined by the Committee by whatever means or method as the Committee, in the good faith exercise of its discretion, shall at such time deem appropriate and in compliance with Section 409A of the Code.

“Free-Standing SAR” shall mean a SAR which is not granted in tandem with, or by reference to, an option, which entitles the holder thereof to receive, upon exercise, Shares (which may be Restricted Shares) or, to the extent provided in the applicable Agreement, cash or a combination thereof, with an aggregate value equal to the excess of the Fair Market Value of one Share on the date of exercise over the base price of such SAR, multiplied by the number of such SARs which are exercised.

“Incentive Stock Option” shall mean an option to purchase Shares that meets the requirements of Section 422 of the Code, or any successor provision, which is intended by the Committee to constitute an Incentive Stock Option.

“Incumbent Director” shall have the meaning set forth in Section 6.8(b)(iii).

“Initial Public Offering” shall mean the initial public offering of the Company registered on Form S-1 (or any successor form under the Securities Act of 1933, as amended).

“Non-Employee Director” shall mean any director of the Company who is not an officer or employee of the Company or any Subsidiary.

“Nonqualified Option” shall mean an option to purchase Shares which is not an Incentive Stock Option.

“Performance Measures” shall mean the criteria and objectives, established by the Committee in its sole discretion, which shall be satisfied or met (i) as a condition to the grant or exercisability of all or a portion of an option or SAR or (ii) during the applicable Restriction Period or Performance Period as a condition to the vesting of the holder’s interest, in the case of a Restricted Share Award, of the Shares subject to such award, or, in the case of a Restricted Share Unit Award, Performance Unit Award or Cash-Based Award, to the holder’s receipt of the Shares subject to such award or of payment with respect to such award. The performance goals may consist of any objective or subjective corporate- wide or subsidiary, division, operating unit or individual measures, whether or not listed herein. The applicable performance measures may be applied on a pre- or post-tax basis and may be adjusted as determined by the Committee to include or exclude objectively determinable components of any performance measure, including, without limitation, special charges such as restructuring or impairment charges, debt refinancing costs, extraordinary or noncash items, unusual, nonrecurring or one-time events affecting the Company or its financial statements or changes in law or accounting principles (“Adjustment Events”). In the sole discretion of the Committee, the Committee may amend or adjust the Performance Measures or other terms and conditions of an outstanding award in recognition of any Adjustment Events. Performance goals shall be subject to such other special rules and conditions as the Committee may establish at any time.

“Performance Period” shall mean any period designated by the Committee during which (i) the Performance Measures applicable to an award shall be measured and (ii) the conditions to vesting applicable to an award shall remain in effect.

“Performance Unit” shall mean a right to receive, contingent upon the attainment of specified Performance Measures within a specified Performance Period, a specified cash amount or, in lieu thereof and to the extent set forth in the applicable award Agreement, Shares having a Fair Market Value equal to such cash amount.

“Performance Unit Award” shall mean an award of Performance Units under this Plan.

“Prior Plan” shall mean the HyreCar Inc. 2018 Equity Incentive Plan, effective June 21, 2018.

“Replaced” means that pursuant to a Change in Control the award is replaced with a comparable stock award or a cash incentive award or program of the Company, the successor entity (if applicable) or parent of either of them which preserves the compensation element of such award existing at the time of the Change in Control and provides for subsequent payout in accordance with the same (or, for the participant, a more favorable) vesting schedule applicable to such award. The determination of award comparability shall be made by the Committee and its determination shall be final, binding and conclusive.

“Restricted Shares” shall mean Shares which are subject to a Restriction Period and which may, in addition thereto, be subject to the attainment of specified Performance Measures within a specified Performance Period.

“Restricted Share Award” shall mean an award of Restricted Shares under this Plan.

“Restricted Share Unit” shall mean a right to receive one Share or, in lieu thereof and to the extent set forth in the applicable award Agreement, the Fair Market Value of such Share in cash, which shall be contingent upon the expiration of a specified Restriction Period and which may, in addition thereto, be contingent upon the attainment of specified Performance Measures within a specified Performance Period.

“Restricted Share Unit Award” shall mean an award of Restricted Share Units under this Plan.

“Restriction Period” shall mean any period designated by the Committee during which (i) the Shares subject to a Restricted Share Award may not be sold, transferred, assigned, pledged, hypothecated or otherwise encumbered or disposed of, except as provided in this Plan or the Agreement relating to such award, or (ii) the conditions to vesting applicable to a Restricted Share Unit Award shall remain in effect.

“SAR” shall mean a share appreciation right which may be a Free-Standing SAR or a Tandem SAR.

“Share” shall mean a share of the Common Stock, $0.00001 par value per share, of the Company, and all rights appurtenant thereto.

“Share Award” shall mean a Bonus Share Award, Restricted Share Award or Restricted Share Unit Award.

“Subsidiary” shall mean any corporation, limited liability company, partnership, joint venture or similar entity in which the Company owns, directly or indirectly, an equity interest possessing more than 50% of the combined voting power of the total outstanding equity interests of such entity.

“Substitute Award” shall mean an award granted under this Plan upon the assumption of, or in substitution for, outstanding equity awards previously granted by a company or other entity in connection with a corporate transaction, including a merger, combination, consolidation or acquisition of property or stock; provided, however, that in no event shall the term “Substitute Award” be construed to refer to an award made in connection with the cancellation and repricing of an option or SAR.

“Tandem SAR” shall mean an SAR which is granted in tandem with, or by reference to, an option (including a Nonqualified Option granted prior to the date of grant of the SAR), which entitles the holder thereof to receive, upon exercise of such SAR and surrender for cancellation of all or a portion of such option, Shares (which may be Restricted Shares) or, to the extent provided in the applicable Agreement, cash or a combination thereof, with an aggregate value equal to the excess of the Fair Market Value of one Share on the date of exercise over the base price of such SAR, multiplied by the number of Shares subject to such option, or portion thereof, which is surrendered.

“Tax Date” shall have the meaning set forth in Section 6.5.

“Ten Percent Holder” shall have the meaning set forth in Section 2.1(a).

1.3 Administration.    This Plan shall be administered by the Committee. Any one or a combination of the following awards may be made under this Plan to eligible persons: (i) options to purchase Shares in the form of Incentive Stock Options or Nonqualified Options, (ii) SARs in the form of Tandem SARs or Free-Standing SARs, (iii) Share Awards in the form of Bonus Shares, Restricted Shares or Restricted Share Units, (iv) Performance Units and (v) Cash-Based Awards. The Committee shall, subject to the terms of this Plan, select eligible persons for participation in this Plan and determine the form, amount and timing of each award to such persons and, if applicable, the number of Shares, the number of SARs, the number of Restricted Share Units, the value of Cash-Based Awards and the number of Performance Units subject to such an award, the exercise price or base price associated with the award, the time and conditions of exercise or settlement of the award and all other terms and conditions of the award, including, without limitation, the form of the Agreement evidencing the award. The Committee may, in its sole discretion and for any reason at any time, take action such that (i) any or all outstanding options and SARs shall become exercisable in part or in full, (ii) all or a portion of the Restriction Period applicable to any outstanding Restricted Shares or Restricted Share Units shall lapse, (iii) all or a portion of the Performance Period applicable to any outstanding award shall lapse and (iv) the Performance Measures (if any) applicable to any outstanding award shall be deemed to be satisfied at the target or any other level. The Committee shall, subject to the terms of this Plan, interpret this Plan and the application thereof, establish rules and regulations it deems necessary or desirable for the administration of this Plan and may impose, incidental to the grant of an award, conditions with respect to the award. All such interpretations, rules, regulations and conditions shall be conclusive and binding on all parties.

The Committee may delegate some or all of its power and authority hereunder to the Board or, subject to applicable law, to the Chief Executive Officer and President or such other executive officer as the Committee deems appropriate; provided, however, that (i) the Committee may not delegate its power and authority to the Board or the President and Chief Executive Officer or other executive officer of the Company with regard to the grant of an award to any person who is a Covered Employee or who, in the Committee’s judgment, is likely to be a Covered Employee at any time during the period an award hereunder to such employee would be outstanding and (ii) the Committee may not delegate its power and authority to the President and Chief Executive Officer or other executive officer of the Company with regard to the selection for participation in this Plan of an officer, director or other person subject to Section 16 of the Exchange Act or decisions concerning the timing, pricing or amount of an award to such an officer, director or other person.

No member of the Board or Committee, and neither the Chief Executive Officer and President or any other executive officer to whom the Committee delegates any of its power and authority hereunder, shall be liable for any act, omission, interpretation, construction or determination made in connection with this Plan in good faith, and the members of the Board and the Committee and the Chief Executive Officer and President and any other executive officer shall be entitled to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including attorneys’ fees) arising therefrom to the full extent permitted by law (except as otherwise may be provided in the Company’s Certificate of Incorporation or By-Laws, each as may be amended from time to time) and under any directors’ and officers’ liability insurance that may be in effect from time to time.

A majority of the Committee shall constitute a quorum. The acts of the Committee shall be either (i) acts of a majority of the members of the Committee present at any meeting at which a quorum is present or (ii) acts approved in writing by all of the members of the Committee without a meeting.

1.4 Eligibility.    Participants in this Plan shall consist of such officers, Non-Employee Directors, employees, consultants, agents and independent contractors, and persons expected to become officers, Non-Employee Directors, employees, consultants, agents, and independent contractors of the Company and its Subsidiaries as the Committee in its sole discretion may select from time to time. The Committee’s selection of a person to participate in this Plan at any time shall not require the Committee to select such person to participate in this Plan at any other time. For purposes of this Plan and except as otherwise provided for in an Agreement, references to employment by the Company shall also mean employment by a Subsidiary, and references to employment shall include service as a Non-Employee Director or independent contractor. The Committee shall determine, in its sole discretion, the extent to which a participant shall be considered employed during any periods during which such participant is on an approved leave of absence.

1.5 Shares and Cash Available.    Subject to adjustment as provided in Section 6.7 and to all other limits set forth in this Section 1.5, 3,665,000 Shares shall be available for awards under this Plan which consist of the sum of (A) 3,000,000 Shares and (B) 665,000 Shares which are available for grant under the Prior Plan as of the Effective Date of this Plan. The number of Shares that remain available for future grants under the Plan shall be reduced by the sum of the aggregate number of Shares which become subject to outstanding options, outstanding Free-Standing SARs and outstanding Share Awards and delivered upon the settlement of Performance Units. As of the first day of each calendar year beginning on or after January 1, 2024, the number of Shares available for all awards under the Plan, other than Incentive Stock Options, shall automatically increase by a number equal to the least of (x) 300,000 Shares, (y) 5% of the number of Shares that are issued and outstanding as of such date, or (z) a lesser number of Shares determined by the Committee. To the extent that Shares subject to an outstanding option, SAR, Share Award or other award granted under the Plan are not issued or delivered by reason of (i) the expiration, termination, cancellation or forfeiture of such award (excluding Shares subject to an option cancelled upon settlement in Shares of a related tandem SAR or Shares subject to a tandem SAR cancelled upon exercise of a related option) or (ii) the settlement of such award in cash, then such Shares shall again be available under this Plan, other than for grants of Incentive Stock Options. Notwithstanding the foregoing and, subject to adjustment as provided in Section 6.7, the maximum number of Shares that may be issued upon the exercise of Incentive Stock Options will equal the aggregate Share number stated in this Section 1.5, plus, to the extent allowable under Section 422 of the Code and the Treasury Regulations promulgated thereunder, any Shares that become available for issuance under the Plan pursuant this Section 1.5.

To the extent not prohibited by the listing requirements of the Nasdaq Capital Market or any other stock exchange on which Shares are then traded or applicable laws, any Shares covered by an award which are surrendered (i) in payment of the award exercise or purchase price (including pursuant to the “net exercise” of an option pursuant to Section 2.1(c), or the “net settlement” or “net exercise” of a Share-settled SAR pursuant to Section 2.2(c)) or (ii) in satisfaction of tax withholding obligations incident to the grant, exercise, vesting or settlement of an award shall be deemed not to have been issued for purposes of determining the maximum number of Shares which may be issued pursuant to all awards under the Plan, unless otherwise determined by the Committee. Notwithstanding anything in this Section 1.5 to the contrary, Shares subject to an award under this Plan may not be made available for issuance under this Plan if such shares are shares repurchased on the open market with the proceeds of an option exercise.

The number of Shares for awards under this Plan shall not be reduced by (i) the number of Shares subject to Substitute Awards or (ii) available shares under a stockholder approved plan of a company or other entity which was a party to a corporate transaction with the Company (as appropriately adjusted to reflect such corporate transaction) which become subject to awards granted under this Plan (subject to applicable stock exchange requirements).

Shares to be delivered under this Plan shall be made available from authorized and unissued Shares, or authorized and issued Shares reacquired and held as treasury shares or otherwise or a combination thereof.

1.6 Per Person Limits.    The aggregate grant date fair value of Shares subject to awards granted under this Plan or under any other equity plan maintained by the Company that may be granted during any fiscal year of the Company to any Non-Employee Director that, exclusive of any cash compensation received for service as a Non-Employee Director, shall not exceed $3000,000 in total value; provided, however, that (i) the limit set forth in this sentence shall be $350,000 in the year in which a Non-Employee Director commences service on the Board and (ii) the limits set forth in this sentence shall not apply to awards made pursuant to an election to receive the award in lieu of all or a portion of cash fees that may have been received for service on the Board or any committee thereunder. The value of calculating the value of any such awards shall be based on the grant date fair value of such awards for financial reporting purposes.

II. OPTIONS AND SHARE APPRECIATION RIGHTS

2.1 Options.    The Committee may, in its discretion, grant options to purchase Shares to such eligible persons as may be selected by the Committee; however Incentive Stock Options may only be granted to employees of the Company or its Subsidiary. Each option, or portion thereof, that is not an Incentive Stock Option, shall be a Nonqualified Option. To the extent that the aggregate Fair Market Value (determined as of the date of grant) of Shares with respect to which options designated as Incentive Stock Options are exercisable for the first time by a participant during any calendar year (under this Plan or any other plan of the Company, or any parent or Subsidiary) exceeds the amount (currently $100,000) established by the Code, such options shall constitute Nonqualified Options.

Options shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable:

(a) Number of Shares and Purchase Price.    The number of Shares subject to an option and the purchase price per Share purchasable upon exercise of the option shall be determined by the Committee; provided, however, that the purchase price per Share purchasable upon exercise of an option shall not be less than 100% of the Fair Market Value of a Share on the date of grant of such option; provided further, that if an Incentive Stock Option shall be granted to any person who, at the time such option is granted, owns capital stock possessing more than 10 percent of the total combined voting power of all classes of capital stock of the Company (or of any parent or Subsidiary) (a “Ten Percent Holder”), the purchase price per Share shall not be less than the price (currently 110% of Fair Market Value) required by the Code in order to constitute an Incentive Stock Option.

Notwithstanding the foregoing, in the case of an option that is a Substitute Award, the purchase price per Share of the Shares subject to such option may be less than 100% of the Fair Market Value per Share on the date of grant, provided, that the excess of: (a) the aggregate Fair Market Value (as of the date such Substitute Award is granted) of the shares subject to the Substitute Award, over (b) the aggregate purchase price thereof does not exceed the excess of: (x) the aggregate fair market value (as of the time immediately preceding the transaction giving rise to the Substitute Award, such fair market value to be determined by the Committee) of the shares of the predecessor company or other entity that were subject to the grant assumed or substituted for by the Company, over (y) the aggregate purchase price of such shares. In no event will any substitution be made in the event such substitution would not comply with Section 409A of the Code.

(b) Option Period and Exercisability.    The period during which an option may be exercised shall be determined by the Committee; provided, however, that no option shall be exercised later than ten years after its date of grant; provided further, that if an Incentive Stock Option shall be granted to a Ten Percent Holder, such option shall not be exercised later than five years after its date of grant. The Committee may, in its discretion, establish Performance Measures which shall be satisfied or met as a condition to the grant of an option or to the exercisability of all or a portion of an option. The Committee shall determine whether an option shall become exercisable in cumulative or non-cumulative installments and in part or in full at any time. An exercisable option, or portion thereof, may be exercised only with respect to whole Shares. Prior to the exercise of an option, the holder of such option shall have no rights as a stockholder of the Company with respect to the Shares subject to such option.

(c) Method of Exercise.    An option may be exercised (i) by giving written notice to the Company specifying the number of whole Shares to be purchased and accompanying such notice with payment therefor in full (or arrangement made for such payment to the Company’s satisfaction) either (A) in cash, (B) by delivery (either actual delivery or by attestation procedures established by the Company) of Shares having a Fair Market Value, determined as of the date of exercise, equal to the aggregate purchase price payable by reason of such exercise, (C) authorizing the Company to withhold whole Shares which would otherwise be delivered having an aggregate Fair Market Value, determined as of the date of exercise, equal to the amount necessary to satisfy such obligation, (D) in cash by a broker-dealer acceptable to the Company to whom the optionee has submitted an irrevocable notice of exercise or (E) a combination of (A), (B) and (C), in each case to the extent set forth in the Agreement relating to the option, (ii) if applicable, by surrendering to the Company any Tandem SARs which are cancelled by reason of the exercise of the option and (iii) by executing such documents as the Company may reasonably request. Any fraction of a Share which would be required to pay such purchase price shall be disregarded and the remaining amount due shall be paid in cash by the optionee. No Shares shall be issued and no certificate representing Shares shall be delivered until the full purchase price therefor and any withholding taxes thereon, as described in Section 6.5, have been paid (or arrangement made for such payment to the Company’s satisfaction).

2.2 Share Appreciation Rights.    The Committee may, in its discretion, grant SARs to such eligible persons as may be selected by the Committee. The Agreement relating to an SAR shall specify whether the SAR is a Tandem SAR or a Free-Standing SAR.

SARs shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable:

(a) Number of SARs and Base Price.    The number of SARs subject to an award shall be determined by the Committee. Any Tandem SAR related to an Incentive Stock Option shall be granted at the same time that such Incentive Stock Option is granted. The base price of a Tandem SAR shall be the purchase price per Share of the related option. The base price of a Free-Standing SAR shall be determined by the Committee; provided, however, that such base price shall not be less than 100% of the Fair Market Value of a Share on the date of grant of such SAR.

Notwithstanding the foregoing, in the case of an SAR that is a Substitute Award, the base price per Share of the Shares subject to such SAR may be less than 100% of the Fair Market Value per Share on the date of grant, provided, that the excess of: (a) the aggregate Fair Market Value (as of the date such Substitute Award is granted) of the Shares subject to the Substitute Award, over (b) the aggregate base price thereof does not exceed the excess of: (x) the aggregate fair market value (as of the time immediately preceding the transaction giving rise to the Substitute Award, such fair market value to be determined by the Committee) of the shares of the predecessor company or other entity that were subject to the grant assumed or substituted for by the Company, over (y) the aggregate base price of such shares. In no event will any substitution be made in the event such substitution would not comply with Section 409A of the Code.

(b) Exercise Period and Exercisability.    The period for the exercise of an SAR shall be determined by the Committee; provided, however, that no Tandem SAR shall be exercised later than the expiration, cancellation, forfeiture or other termination of the related option and no Free- Standing SAR shall be exercised later than ten years after its date of grant. The Committee may, in its discretion, establish Performance Measures which shall be satisfied or met as a condition to the grant of an SAR or to the exercisability of all or a portion of an SAR. The Committee shall determine whether an SAR may be exercised in cumulative or non-cumulative installments and in part or in full at any time. An exercisable SAR, or portion thereof, may be exercised, in the case of a Tandem SAR, only with respect to whole Shares and, in the case of a Free-Standing SAR, only with respect to a whole number of SARs. If an SAR is exercised for shares of Restricted Shares, a certificate or certificates representing such Restricted Shares shall be issued in accordance with Section 3.3(c), or such shares shall be transferred to the holder in book entry form with restrictions on the Shares duly noted, and the holder of such Restricted Shares shall have such rights of a stockholder of the Company as determined pursuant to Section 3.3(d). Prior to the exercise of an SAR, the holder of such SAR shall have no rights as a stockholder of the Company with respect to the Shares subject to such SAR.

(c) Method of Exercise.    A Tandem SAR may be exercised (i) by giving written notice to the Company specifying the number of whole SARs which are being exercised, (ii) by surrendering to the Company any options which are cancelled by reason of the exercise of the Tandem SAR and (iii) by executing such documents as the Company may reasonably request. A Free-Standing SAR may be exercised (A) by giving written notice to the Company specifying the whole number of SARs which are being exercised and (B) by executing such documents as the Company may reasonably request. No Shares shall be issued and no certificate representing Shares shall be delivered until any withholding taxes thereon, as described in Section 6.5, have been paid (or arrangement made for such payment to the Company’s satisfaction).

2.3 Termination of Employment or Service.    All of the terms relating to the exercise, cancellation or other disposition of an option or SAR (i) upon a termination of employment with or service to the Company of the holder of such option or SAR, as the case may be, whether by reason of disability, retirement, death or any other reason, or (ii) during a paid or unpaid leave of absence, shall be determined by the Committee and set forth in the applicable award Agreement.

2.4 Repricing of Options and SARs.    The Committee may reduce, in each case, in its sole discretion and without the approval of the stockholders of the Company, the exercise price of any option awarded under the Plan and the base appreciation amount of any SAR awarded under the Plan and to cancel, in each case, without stockholder approval, an option or SAR at a time when its exercise price or base appreciation amount (as applicable) exceeds the Fair Market Value of the underlying Shares, in exchange for another option, SAR, Restricted Shares, or other award or for cash.

III. SHARE AWARDS

3.1 Share Awards.    The Committee may, in its discretion, grant Share Awards to such eligible persons as may be selected by the Committee. The Agreement relating to a Share Award shall specify whether the Share Award is a Bonus Share Award, Restricted Share Award or Restricted Share Unit Award.

3.2 Terms of Bonus Share Awards.    The number of Shares subject to a Bonus Share Award shall be determined by the Committee. Bonus Share Awards shall not be subject to any Restriction Periods or Performance Measures. Upon the grant of a Bonus Share Award, subject to the Company’s right to require payment of any taxes in accordance with Section 6.5, a certificate or certificates evidencing ownership of the requisite number of Shares shall be delivered to the holder of such award.

3.3 Terms of Restricted Share Awards.    Restricted Share Awards shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable.

(a) Number of Shares and Other Terms.    The number of Shares subject to a Restricted Share Award and the Restriction Period, Performance Period (if any) and Performance Measures (if any) applicable to a Restricted Share Award shall be determined by the Committee.

(b) Vesting and Forfeiture.    The Agreement relating to a Restricted Share Award shall provide, in the manner determined by the Committee, in its discretion, and subject to the provisions of this Plan, for the vesting of the Shares subject to such award (i) if the holder of such award remains continuously in the employment or service of the Company during the specified Restriction Period and (ii) if specified Performance Measures (if any) are satisfied or met during a specified Performance Period, and for the forfeiture of the Shares subject to such award (x) if the holder of such award does not remain continuously in the employment or service of the Company during the specified Restriction Period or (y) if specified Performance Measures (if any) are not satisfied or met during a specified Performance Period.

(c) Share Issuance.    During the Restriction Period, the Restricted Shares shall be held by a custodian in book entry form with restrictions on such Shares duly noted or, alternatively, a certificate or certificates representing a Restricted Share Award shall be registered in the holder’s name and may bear a legend, in addition to any legend which may be required pursuant to Section 6.6, indicating that the ownership of the Shares represented by such certificate is subject to the restrictions, terms and conditions of this Plan and the Agreement relating to the Restricted Share Award. All such certificates shall be deposited with the Company, together with stock powers or other instruments of assignment (including a power of attorney), each endorsed in blank with a guarantee of signature if deemed necessary or appropriate, which would permit transfer to the Company of all or a portion of the Shares subject to the Restricted Share Award in the event such award is forfeited in whole or in part. Upon termination of any applicable Restriction Period (and the satisfaction or attainment of applicable Performance Measures), subject to the Company’s right to require payment of any taxes in accordance with Section 6.5, the restrictions shall be removed from the requisite number of any Shares that are held in book entry form, and all certificates evidencing ownership of the requisite number of Shares shall be delivered to the holder of such award.

(d) Rights with Respect to Restricted Share Awards.    Unless otherwise set forth in the Agreement relating to a Restricted Share Award, and subject to the terms and conditions of a Restricted Share Award, the holder of such award shall have all rights as a stockholder of the Company, including, but not limited to, voting rights, the right to receive dividends and the right to participate in any capital adjustment applicable to all holders of Shares; provided, however, that (i) a distribution with respect to Shares, other than a regular cash dividend, and (ii) a regular cash dividend with respect to Shares that are subject to performance-based vesting conditions, in each case, shall be deposited with the Company and shall be subject to the same restrictions as the Shares with respect to which such distribution was made.

3.4 Terms of Restricted Share Unit Awards.    Restricted Share Unit Awards shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable.

(a) Number of Shares and Other Terms.    The number of Shares subject to a Restricted Share Unit Award and the Restriction Period, Performance Period (if any) and Performance Measures (if any) applicable to a Restricted Share Unit Award shall be determined by the Committee.

(b) Vesting and Forfeiture.    The Agreement relating to a Restricted Share Unit Award shall provide, in the manner determined by the Committee, in its discretion, and subject to the provisions of this Plan, for the vesting of such Restricted Share Unit Award (i) if the holder of such award remains continuously in the employment or service of the Company during the specified Restriction Period and (ii) if specified Performance Measures (if any) are satisfied or met during a specified Performance Period, and for the forfeiture of the Shares subject to such award (x) if the holder of such award does not remain continuously in the employment or service of the Company during the specified Restriction Period or (y) if specified Performance Measures (if any) are not satisfied or met during a specified Performance Period.

(c) Settlement of Vested Restricted Share Unit Awards.    The Agreement relating to a Restricted Share Unit Award shall specify (i) whether such award may be settled in Shares or cash or a combination thereof and (ii) whether the holder thereof shall be entitled to receive, on a current or deferred basis, dividend equivalents, and, if determined by the Committee, interest on, or the deemed reinvestment of, any deferred dividend equivalents, with respect to the number of Shares subject to such award. Any dividend equivalents with respect to Restricted Share Units that are subject to performance-based vesting conditions shall be subject to the same restrictions as such Restricted Share Units. Prior to the settlement of a Restricted Share Unit Award, the holder of such award shall have no rights as a stockholder of the Company with respect to the Shares subject to such award.

3.5 Termination of Employment or Service.    All of the terms relating to the satisfaction of Performance Measures and the termination of the Restriction Period or Performance Period relating to a Share Award, or any forfeiture and cancellation of such award (i) upon a termination of employment or service with the Company of the holder of such award, whether by reason of disability, retirement, death or any other reason, or (ii) during a paid or unpaid leave of absence, shall be determined by the Committee and set forth in the applicable award Agreement.

IV. PERFORMANCE UNIT AWARDS

4.1 Performance Unit Awards.    The Committee may, in its discretion, grant Performance Unit Awards to such eligible persons as may be selected by the Committee.

4.2 Terms of Performance Unit Awards.    Performance Unit Awards shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable.

(a) Number of Performance Units and Performance Measures.    The number of Performance Units subject to a Performance Unit Award and the Performance Measures and Performance Period applicable to a Performance Unit Award shall be determined by the Committee.

(b) Vesting and Forfeiture.    The Agreement relating to a Performance Unit Award shall provide, in the manner determined by the Committee, in its discretion, and subject to the provisions of this Plan, for the vesting of such Performance Unit Award if the specified Performance Measures are satisfied or met during the specified Performance Period and for the forfeiture of such award if the specified Performance Measures are not satisfied or met during the specified Performance Period.

(c) Settlement of Vested Performance Unit Awards.    The Agreement relating to a Performance Unit Award shall specify whether such award may be settled in Shares (including shares of Restricted Shares) or cash or a combination thereof. If a Performance Unit Award is settled in Restricted Shares, such Restricted Shares shall be issued to the holder in book entry form or a certificate or certificates representing such Restricted Shares shall be issued in accordance with Section 3.3(c) and the holder of such Restricted Shares shall have such rights as a stockholder of the Company as determined pursuant to Section 3.3(d). Any dividends or dividend equivalents with respect to a Performance Unit Award shall be subject to the same restrictions as such Performance Unit Award. Prior to the settlement of a Performance Unit Award in Shares, including Restricted Shares, the holder of such award shall have no rights as a stockholder of the Company.

4.3 Termination of Employment or Service.    All of the terms relating to the satisfaction of Performance Measures and the termination of the Performance Period relating to a Performance Unit Award, or any forfeiture and cancellation of such award (i) upon a termination of employment or service with the Company of the holder of such award, whether by reason of disability, retirement, death or any other reason, or (ii) during a paid or unpaid leave of absence, shall be determined by the Committee and set forth in the applicable award Agreement.

V. CASH-BASED AWARDS

5.1 Cash-Based Awards.    The Committee may, in its discretion, grant Cash-Based Awards to such eligible persons as may be selected by the Committee.

5.2 Terms of Cash-Based Awards.    Cash-Based Awards shall be subject to the terms and conditions, not inconsistent with the terms of this Plan, determined by the Committee and set forth in the applicable award Agreement.

VI. GENERAL

6.1 Effective Date and Term of Plan.    This Plan will become effective upon its adoption by the Board, provided that it must be approved by a majority of the outstanding security holders entitled to vote within twelve (12) months before or after the date of such adoption. Unless terminated earlier by the Board, this Plan shall terminate on the tenth anniversary of the date it is adopted by the Board or approved by the Company’s stockholders, whichever is earlier. Termination of this Plan shall not affect the terms or conditions of any award granted prior to termination. Awards hereunder may be made at any time prior to the termination of this Plan, provided that no award may be made later than ten (10) years after the effective date of this Plan.

6.2 Amendments.    The Board may amend this Plan as it shall deem advisable, subject to any requirement of stockholder approval required by applicable law, rule or regulation, including any rule of the Nasdaq Capital Market or any other stock exchange on which Shares are then traded; provided, however, that no amendment may materially impair the rights of a holder of an outstanding award without the consent of such holder, unless such termination or amendment is necessary to comply with applicable law, regulation or rule.

6.3 Agreement.    Each award under this Plan shall be evidenced by an Agreement setting forth the terms and conditions applicable to such award. No award shall be valid until an Agreement is executed by the Company and, to the extent required by the Company, either executed by the recipient or accepted by the recipient by electronic means approved by the Company within the time period specified by the Company. Upon such execution or execution and electronic acceptance, and delivery of the Agreement to the Company, such award shall be effective as of the effective date set forth in the Agreement. In the event that the corporate records (e.g., Board consents, resolutions or minutes) documenting the corporate action constituting the grant of an award contain terms (e.g., exercise price, vesting schedule or number of shares) that are inconsistent with those in the Agreement as a result of a clerical error in the papering of the Agreement, the corporate records will control and the Participant will have no legally binding right to the incorrect term in the award Agreement.

6.4 Non-Transferability.    No award shall be transferable other than by will, the laws of descent and distribution or pursuant to beneficiary designation procedures approved by the Company or, to the extent expressly permitted in the Agreement relating to such award, to the holder’s family members, a trust or entity established by the holder for estate planning purposes or a charitable organization designated by the holder, in each case, without consideration. Except to the extent permitted by the foregoing sentence or the Agreement relating to an award, each award may be exercised or settled during the holder’s lifetime only by the holder or the holder’s legal representative or similar person. Except as permitted by the second preceding sentence, no award may be sold, transferred, assigned, pledged, hypothecated, encumbered or otherwise disposed of (whether by operation of law or otherwise) or be subject to execution, attachment or similar process. Upon any attempt to so sell, transfer, assign, pledge, hypothecate, encumber or otherwise dispose of any award, such award and all rights thereunder shall immediately become null and void.

6.5 Tax Withholding.    The Company shall have the right to require, prior to the issuance or delivery of any Shares or the payment of any cash pursuant to an award made hereunder, payment by the holder of such award of any federal, state, local or other taxes which may be required to be withheld or paid in connection with such award. An Agreement may provide that (i) the Company shall withhold whole Shares which would otherwise be delivered to a holder, having an aggregate Fair Market Value determined as of the date the obligation to withhold or pay taxes arises in connection with an award (the “Tax Date”), or withhold an amount of cash which would otherwise be payable to a holder, in the amount necessary to satisfy any such obligation or (ii) the holder may satisfy any such obligation by any of the following means: (A) a cash payment to the Company, (B) delivery (either actual delivery or by attestation procedures established by the Company) to the Company of previously owned whole Shares having an aggregate Fair Market Value, determined as of the Tax Date, equal to the amount necessary to satisfy any such obligation, (C) authorizing the Company to withhold whole Shares which would otherwise be delivered having an aggregate Fair Market Value, determined as of the Tax Date, or withhold an amount of cash which would otherwise be payable to a holder, equal to the amount necessary to satisfy any such obligation, (D) in the case of the exercise of an option and except as may be prohibited by applicable law, a cash payment by a broker-dealer acceptable to the Company to whom the optionee has submitted an irrevocable notice of exercise or (E) any combination of (A), (B) and (C), in each case to the extent set forth in the Agreement relating to the award. Shares to be delivered or withheld may not have an aggregate Fair Market Value in excess of the amount determined by the Committee not to have an adverse accounting impact on the Company. Any fraction of a Share which would be required to satisfy such an obligation shall be disregarded and the remaining amount due shall be paid in cash by the holder.

6.6 Restrictions on Shares.    Each award made hereunder shall be subject to the requirement that if at any time the Company determines that the listing, registration or qualification of the Shares subject to such award upon any securities exchange or under any law, or the consent or approval of any governmental body, or the taking of any other action is necessary or desirable as a condition of, or in connection with, the delivery of shares thereunder, such shares shall not be delivered unless such listing, registration, qualification, consent, approval or other action shall have been effected or obtained, free of any conditions not acceptable to the Company. The Company may require that certificates evidencing Shares delivered pursuant to any award made hereunder bear a legend indicating that the sale, transfer or other disposition thereof by the holder is prohibited except in compliance with the Securities Act of 1933, as amended, and the rules and regulations thereunder.

6.7 Adjustment.    In the event of any equity restructuring (within the meaning of Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation — Stock Compensation) that causes the per Share value of Shares to change, such as a stock dividend, stock split, spinoff, rights offering or recapitalization through an extraordinary dividend, the number and class of securities available under this Plan, the terms of each outstanding option and SAR (including the number and class of securities subject to each outstanding option or SAR and the purchase price or base price per share), the terms of each outstanding Restricted Stock Award and Restricted Stock Unit Award (including the number and class of securities subject thereto), and the terms of each outstanding Performance Unit Award shall be appropriately adjusted by the Committee, such adjustments to be made in the case of outstanding options and SARs without an increase in the aggregate purchase price or base price and in accordance with Section 409A of the Code. In the event of any other change in corporate capitalization, including a merger, consolidation, reorganization, or partial or complete liquidation of the Company, such equitable adjustments described in the foregoing sentence may be made as determined to be appropriate and equitable by the Committee to prevent dilution or enlargement of rights of participants. In either case, the decision of the Committee regarding any such adjustment shall be final, binding and conclusive. No adjustment under this Section shall be made (a) to an outstanding Incentive Stock Option if such adjustment would constitute a modification under Section 424(h) of the Code, unless the Participant consents to such adjustment, and (b) to an outstanding Nonqualified Option or SAR if such adjustment would constitute a modification or extension under Treas. Reg. §1.409A-1(b)(5)(v) or any amendment thereof or successor thereto, unless the Participant consents to such adjustment.

6.8 Change in Control.

(a) Subject to the terms of the applicable award Agreement, in the event of a Change in Control, the Board (as constituted prior to such Change in Control) may, in its discretion:

(i) provide that (A) some or all outstanding options and SARs shall become exercisable in full or in part, either immediately or upon a subsequent termination of employment or service, (B) the Restriction Period applicable to some or all outstanding Restricted Share Awards and Restricted Share Unit Awards shall lapse in full or in part, either immediately or upon a subsequent termination of employment or service, (C) the Performance Period applicable to some or all outstanding awards shall lapse in full or in part, and (D) the Performance Measures applicable to some or all outstanding awards shall be deemed to be satisfied at the target or any other level;

(ii) provide that some or all outstanding awards shall terminate without consideration as of the date of such Change in Control;

(iii) require that shares of the corporation or other entity resulting from such Change in Control, or a parent thereof, be substituted for some or all of the Shares subject to an outstanding award, with an appropriate and equitable adjustment to such award as shall be determined by the Board in accordance with Section 6.7; and/or

(iv) require outstanding awards, in whole or in part, to be surrendered to the Company by the holder, and to be immediately cancelled by the Company, and to provide for the holder to receive (A) a cash payment in an amount equal to (i) in the case of an option or an SAR, the number of Shares then subject to the portion of such option or SAR surrendered multiplied by the excess, if any, of the Fair Market Value of a Share as of the date of the Change in Control, over the purchase price or base price per Share subject to such option or SAR, (ii) in the case of a Share Award, the number of Shares then subject to the portion of such award surrendered multiplied by the Fair Market Value of a Share as of the date of the Change in Control, and (iii) in the case of a Performance Unit Award, the value of the Performance Units then subject to the portion of such award surrendered; (B) shares of the corporation or other entity resulting from such Change in Control, or a parent thereof, having a fair market value not less than the amount determined under clause (A) above; or (C) a combination of the payment of cash pursuant to clause (A) above and the issuance of shares pursuant to clause (B) above.

(b) A “Change in Control” of the Company shall be deemed to have occurred upon the occurrence of any of the following events:

(i) The acquisition, other than from the Company, by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 50% or more of either the then outstanding Shares of the Company or the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors, but excluding, for this purpose, any such acquisition by the Company or any of its Subsidiaries, or any employee benefit plan (or related trust) of the Company or its Subsidiaries, or any corporation with respect to which, following such acquisition, more than 50% of, respectively, the then outstanding Shares of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of all or substantially all directors is then beneficially owned, directly or indirectly, by the individuals and entities who were the beneficial owners, respectively, of Shares and voting securities of the Company immediately prior to such acquisition in substantially the same proportion as their ownership, immediately prior to such acquisition, of the then outstanding Shares of the Company or the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors, as the case may be;

(ii) The consummation of a reorganization, merger or consolidation of the Company, in each case, with respect to which all or substantially all of the individuals and entities who were the respective beneficial owners of Shares and voting securities of the Company immediately prior to such reorganization, merger or consolidation do not, following such reorganization, merger or consolidation, beneficially own, directly or indirectly, more than 50% of, respectively, the then outstanding Shares and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such reorganization, merger or consolidation;

(iii) During any twenty-four (24) month period, individuals who, as of the beginning of such period, constitute the Board (the “Incumbent Directors”) cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to the beginning of such period whose election or nomination for election was approved by a vote of at least a majority of the Incumbent Directors then on the Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director, without written objection to such nomination) shall be an Incumbent Director; provided, however, that no individual initially elected or nominated as a director of the Company as a result of an actual or threatened election contest with respect to directors or as a result of any other actual or threatened solicitation of proxies by or on behalf of any person other than the Board shall be deemed to be an Incumbent Director; or

(iv) a complete liquidation or dissolution of the Company or of the sale or other disposition of all or substantially all of the assets of the Company.

In no event shall a Change in Control include the Initial Public Offering or any bona fide primary or secondary public offering following the occurrence of the Initial Public Offering. Notwithstanding the foregoing, with respect to any award subject to Section 409A of the Code, a transaction will not be deemed a Change in Control unless the transaction qualifies as a change in control event within the meaning of Code Section 409A, as it has been and may be amended from time to time, and any proposed or final Treasury Regulations and Internal Revenue Service guidance that has been promulgated or may be promulgated thereunder from time to time.

6.9 Deferrals.    The Committee may determine that the delivery of Shares or the payment of cash, or a combination thereof, upon the exercise or settlement of all or a portion of any award (other than awards of Incentive Stock Options, Nonqualified Options and SARs) made hereunder shall be deferred, or the Committee may, in its sole discretion, approve deferral elections made by holders of awards. Deferrals shall be for such periods and upon such terms as the Committee may determine in its sole discretion, subject to the requirements of Section 409A of the Code.

6.10 No Right of Participation, Employment or Service.    Unless otherwise set forth in an employment agreement, no person shall have any right to participate in this Plan. Neither this Plan nor any award made hereunder shall confer upon any person any right to continued employment by or service with the Company, any Subsidiary or any affiliate of the Company or affect in any manner the right of the Company, any Subsidiary or any affiliate of the Company to terminate the employment or service of any person at any time without liability hereunder.

6.11 Rights as Stockholder.    No person shall have any right as a stockholder of the Company with respect to any Shares or other equity security of the Company which is subject to an award hereunder unless and until such person becomes a stockholder of record with respect to such Shares or equity security.

6.12 Designation of Beneficiary.    A holder of an award may file with the Committee a written designation of one or more persons as such holder’s beneficiary or beneficiaries (both primary and contingent) in the event of the holder’s death or incapacity. To the extent an outstanding option or SAR granted hereunder is exercisable, such beneficiary or beneficiaries shall be entitled to exercise such option or SAR pursuant to procedures prescribed by the Committee.

Each beneficiary designation shall become effective only when filed in writing with the Committee during the holder’s lifetime on a form prescribed by the Committee. The spouse of a married holder domiciled in a community property jurisdiction shall join in any designation of a beneficiary other than such spouse. The filing with the Committee of a new beneficiary designation shall cancel all previously filed beneficiary designations.

If a holder fails to designate a beneficiary, or if all designated beneficiaries of a holder predecease the holder, then each outstanding option and SAR hereunder held by such holder, to the extent exercisable, may be exercised by such holder’s executor, administrator, legal representative or similar person.

6.13 Compliance With Section 409A of the Code.    To the extent applicable, awards will be designed and operated in such a manner that they are either exempt from the application of, or comply with, the requirements of Section 409A of the Code. The Plan and each award Agreement are intended to meet the requirements of Section 409A of the Code and will be construed and interpreted in accordance with such intent, except as otherwise determined in the Committee’s sole discretion. If any provision of this Plan or any award Agreement does not comply with the requirements of Section 409A, the Company, in exercise of its sole discretion and without consent of any Participant, may amend or modify this Plan or such Award Agreement in any manner to the extent necessary to meet the requirements of Section 409A. Notwithstanding the foregoing, the Company makes no representation with respect to the tax compliance of the Plan or any Award Agreement, including compliance with Section 409A of the Code, and the obligation to pay taxes associated with any award awarded pursuant to this Plan, including any liability imposed under Section 409A, will be the sole responsibility of the Participant. No provision of this Plan or any award Agreement will be interpreted or construed to transfer any liability for failure to comply with the requirements of Section 409A from the Participant or any other individual to the Company.

6.14 Governing Law.    This Plan, each award hereunder and the related Agreement, and all determinations made and actions taken pursuant thereto, to the extent not otherwise governed by the Code or the laws of the United States, shall be governed by the laws of the State of California and construed in accordance therewith without giving effect to principles of conflicts of laws.

6.15 Non-U.S. Service Providers.    Without amending this Plan, the Committee may grant awards to eligible persons who are foreign nationals on such terms and conditions different from those specified in this Plan as may in the judgment of the Committee be necessary or desirable to foster and promote achievement of the purposes of this Plan and, in furtherance of such purposes the Committee may make such modifications, amendments, procedures, subplans and the like as may be necessary or advisable to comply with provisions of laws in other countries or jurisdictions in which the Company or its Subsidiaries operates or has employees or service providers.

6.16 Awards Subject to Clawback.    The awards granted under this Plan and any cash payment or Shares delivered pursuant to an award are subject to forfeiture, recovery by the Company or other action pursuant to the applicable Agreement or any clawback or recoupment policy which the Company may adopt from time to time, including without limitation any such policy which the Company may be required to adopt under the Dodd-Frank Wall Street Reform and Consumer Protection Act and implementing rules and regulations thereunder, or as otherwise required by law.

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. D54240-Z80288 Nominees: NOTE: To transact such other matters as may properly come before the Annual Meeting and any adjournment or postponement thereof. 2. To approve the adoption of the HyreCar Inc. 2021 Equity Compensation Plan. 3. To ratify the appointment of dbbmckennon as our independent registered public accounting rm for our scal year ending December 31, 2021.1. 1. To elect two (2) Class III members to our board of directors. For Against Abstain HYRECAR INC. The Board of Directors recommends you vote FOR the following: The Board of Directors recommends you vote FOR the following proposals: Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other duciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized ofcer.. HYRECAR INC. 355 SOUTH GRAND AVENUE, SUITE #1650 LOS ANGELES, CA 90071 01) Grace Mellis 02) Brooke Skinner Ricketts For All Withhold All For All Except To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/ HYRE2021 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com. D54241-Z80288 HYRECAR INC. Annual Meeting of Shareholders June 23, 2021 10:00 AM This proxy is solicited by the Board of Directors The shareholder(s) hereby appoint(s) Joseph Furnari and Scott Brogi, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of HYRECAR INC. that the shareholder(s) is/are entitled to vote at the Annual Meeting of Shareholders to be held at 10:00 AM, PDT on June 23, 2021, at www.virtualshareholdermeeting.com/ HYRE2021 , and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations. Continued and to be signed on reverse side